FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Report of Independent Auditors

To the Board of Directors of Equitable Financial Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of Equitable Financial Life Insurance Company (the “Company”), which comprise the statutory statements of assets, liabilities, surplus and other funds as of December 31, 2025 and 2024, and the related statutory statements of summary of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities, surplus and other funds of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2. Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 7, 2026

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Balance Sheets — Statutory Basis

December 31, 2025 and 2024

	2025	2024
	(in millions)
ASSETS
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,969.7	$348.2
Fixed maturities	22,169.6	36,244.5
Perpetual preferred stocks	137.7	254.8
Common stocks	324.5	336.0
Mortgage loans	12,402.2	12,489.0
Policy loans	1,332.2	3,761.4
Other invested assets	4,263.1	4,321.6

Total cash and invested assets	42,599.0	57,755.5
Investment income due and accrued	366.7	507.6
Net deferred tax asset	275.8	111.6
Corporate owned life insurance	1,116.8	969.3
Deferred asset — Derivatives	293.9	646.6
Other assets	1,246.2	587.7
Separate account assets	131,150.6	173,762.8

Total assets	$177,049.0	$234,341.1

LIABILITIES, SURPLUS AND OTHER FUNDS
Liabilities:
Policy reserves & deposit-type funds	$28,874.3	$36,891.8
Net transfers to (from) separate accounts due or accrued	(1,166.1)	(1,011.9)
Asset valuation reserve	997.4	1,161.7
Borrowed money	750.0	400.0
Amounts withheld or retained by company as agent or trustee	6,459.7	8,408.9
Funds held under coinsurance	6,014.1	12,391.1
Other liabilities	2,011.4	1,773.5
Separate account liabilities	130,951.3	173,456.7

Total liabilities	174,892.1	233,471.8

Commitments and contingencies (Note 12)
Capital and surplus:
Common capital stock	2.5	2.5
Gross paid in and contributed surplus	1,731.6	1,733.4
Accumulated surplus (deficit)	$422.8	$(866.6)

Capital and surplus	$2,156.9	$869.3

Total liabilities, capital and surplus	$177,049.0	$234,341.1

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Statements of Operations — Statutory Basis

Years Ended December 31, 2025, 2024 and 2023

	2025	2024	2023
	(in millions)
SUMMARY OF OPERATIONS
Premiums and annuity considerations	$(1,778.6)	$8,045.7	$(3,624.0)
Net investment income	649.9	422.6	485.8
Commissions and expense allowances on reinsurance ceded	2,078.3	859.8	(143.1)
Other income	2,026.9	2,028.4	1,985.1

Total revenues	2,976.5	11,356.5	(1,296.2)

Policyholder benefits	7,890.6	8,610.9	10,197.1
Increase (decrease) in reserves	(8,921.9)	(885.8)	(15,325.6)
Commissions & operating expenses	1,538.9	1,751.9	1,697.8
Net transfers to or (from) Separate Accounts	(10,907.1)	(12,979.4)	(6,230.8)
Separate Accounts’ modified coinsurance reinsurance ceded	12,814.5	15,385.5	9,750.7
Funds withheld reinsurance ceded interest credited	(1,047.7)	(1,388.6)	(935.0)
Other deductions	1,444.5	652.3	483.0

Total benefits and expenses	2,811.8	11,146.8	(362.8)

Net gain (loss) from operations before dividends & federal income taxes (“FIT”)	164.7	209.7	(933.4)
Dividends to policyholders	80.2	98.3	97.8

Net gain (loss) from operations before FIT	84.5	111.4	(1,031.2)
FIT incurred (excluding tax on capital gains)	129.4	118.9	121.8

Net gain (loss) from operations	(44.9)	(7.5)	(1,153.0)
Net realized capital losses	(777.5)	(510.9)	(513.9)

Net income (loss)	$(822.4)	$(518.4)	$(1,666.9)

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Statements of Changes in Capital and Surplus — Statutory Basis

Years Ended December 31, 2025, 2024 and 2023

	2025	2024	2023
	(in millions)
CHANGES IN CAPITAL AND SURPLUS
Balance — beginning of year	$869.3	$1,550.9	$5,439.9
Prior year adjustments	10.4	—	—

Adjusted Balance — beginning of year	$879.7	$1,550.9	$5,439.9
Net income	(822.4)	$(518.4)	(1,666.9)
Change in net unrealized capital gains (losses)	217.6	116.5	(116.1)
Change in net admitted deferred tax asset (excl. tax on unrealized capital gains)	286.3	3.9	(375.0)
Change in asset valuation reserve	164.3	(39.4)	(116.7)
Other paid in surplus adjustments	(1.8)	(4.4)	(3.5)
Cumulative effect of changes in accounting principles	—	—	264.9
Change in surplus as a result of reinsurance	1,327.9	(238.6)	(204.7)
Dividends to shareholders	—	—	(1,653.0)
Other changes to surplus	105.3	(1.2)	(18.0)

Balance — end of year	$2,156.9	$869.3	$1,550.9

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Statements of Cash Flows — Statutory Basis

Years Ended December 31, 2025, 2024 and 2023

	2025	2024	2023
	(in millions)
Cash from operations:
Premiums and annuity considerations	$7,219.1	$7,989.1	$8,376.4
Net investment income	746.8	410.6	369.9
Other income	1,418.4	2,195.3	1,927.3

Total income	9,384.3	10,595.0	10,673.6
Policy benefits	8,163.1	7,777.8	10,320.1
Net transfers to (from) separate accounts	(11,247.9)	(13,185.0)	(9,293.5)
Commissions, expenses, FIT and other deductions	14,061.0	16,519.7	10,903.3
Dividends to policyholders	21.9	22.8	20.8

Total expense	10,998.1	11,135.3	11,950.7

Net cash from (used in) operations	$(1,613.8)	$(540.3)	$(1,277.1)

Cash from investments:
Proceeds from investments sold, matured or repaid:
Fixed maturities	7,328.0	5,091.7	6,881.4
Preferred stocks and common stocks	62.7	157.7	262.5
Mortgage loans	877.3	557.9	138.9
Other investments sold	413.5	749.9	1,619.1

Total investment proceeds	8,681.5	6,557.2	8,901.9
Cost of investments acquired:
Fixed maturities	3,163.8	4,829.1	1,879.6
Preferred stocks and common stocks	5.1	—	246.5
Mortgage loans	875.7	995.7	673.8
Real estate	8.3	0.3	—
Other investments acquired	636.6	2,273.7	1,289.4

Total investments acquired	4,689.5	8,098.8	4,089.3

Net cash from (used in) investments	$3,992.0	$(1,541.6)	$4,812.6

Cash from (used in) financing and miscellaneous sources:
Cash provided (applied):
Borrowed Funds	350.0	400.0	—
Dividends to shareholders	—	—	(1,653.0)
Net deposits on deposit-type contracts	774.0	(2,442.4)	(1,393.5)
Other cash provided (applied)	(1,880.7)	2,494.2	1,096.3

Net cash from (used in) financing and miscellaneous sources	$(756.7)	$451.8	$(1,950.2)

Net change in cash, cash equivalents, and short-term investments	$1,621.5	$(1,630.1)	$1,585.3
Cash, cash equivalents and short-term investments, beginning of year	348.2	1,978.3	393.0

Cash, cash equivalents and short-term investments, end of year	$1,969.7	$348.2	$1,978.3

See Notes to Financial Statements — Statutory Basis.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Notes to Financial Statements — Statutory Basis

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

Equitable Financial Life Insurance Company (“Equitable” or the “Company”) is a stock life insurance company chartered by the State of New York and is a direct, wholly-owned subsidiary of Equitable Financial Services, LLC (“EFS”), a wholly-owned subsidiary of Equitable Holdings, Inc. and collectively with its consolidated subsidiaries referred to herein as “Equitable Holdings” or “Holdings”. The Company is an indirect, wholly-owned subsidiary of Holdings. Pursuant to the Plan of Reorganization under Section 7312 of the New York Insurance Law, on July 22, 1992, Equitable converted from a mutual to a stock life insurance company and became a wholly-owned subsidiary of EFS.

Equitable offers a variety of traditional, variable and interest-sensitive life insurance products and variable and fixed-interest annuity products. It also administers traditional participating group annuity contracts generally for corporate qualified pension plans, and association plans. Equitable Advisors, LLC and Equitable Network, LLC, affiliates of Equitable, distribute Equitable products in all 50 states, the District of Columbia and Puerto Rico. Equitable Distributors, LLC is a broker-dealer subsidiary of Equitable and distributes Equitable products on a wholesale basis through national and regional securities firms, independent financial planners, other broker-dealers, banks and brokerage general agencies. Association and corporate pension plans are marketed directly to clients by Equitable.

In 2025, the Company completed several reinsurance transactions, including a major life reinsurance agreement. See Note 17, for additional information.

RGA Reinsurance Transaction

On July 31, 2025, the Company, as well as affiliate insurers, Equitable Financial Life Insurance Company of America (“EFLOA”) and Equitable Financial Life and Annuity Company (“EFLA”), completed the master transaction agreement with Reinsurance Group of America (“RGA”) entered into on February 23, 2025 pursuant to which and subject to the terms and conditions set forth in such agreement, RGA entered into reinsurance agreements, as reinsurer, with the Company (“RGA Reinsurance Transaction”), as well as EFLOA and EFLA, as ceding companies, to effect the reinsurance transaction.

At the closing of the transaction, (i) each of the Company and EFLOA entered into a separate coinsurance and modified coinsurance agreement with RGA and (ii) EFLA entered into a coinsurance agreement with RGA, each with an effective date of April 1, 2025, pursuant to which each ceding company ceded to RGA a 75% quota share of such ceding company’s in-force individual life insurance block including the Company’s Closed Block. At the closing of the transaction, assets supporting the general account liabilities relating to the reinsured contracts were deposited into a trust account for the benefit of the Company and a trust account for the benefit of EFLOA and EFLA, which assets will secure RGA’s obligations to each ceding company under the applicable reinsurance agreement. The Company and EFLOA reinsured the applicable separate accounts relating to the applicable reinsured contracts on a modified coinsurance basis. In addition, the investment of assets in each trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The reinsurance agreements also contain additional counterparty risk management and mitigation provisions. The Company will continue to administer the applicable reinsured contracts. For additional information, See Note 17.

Reinsurance Recapture Transactions

Prior to the closing of RGA reinsurance transaction the Company executed a 75% partial recapture of two Life blocks of business that had been previously ceded to EQ AZ Life Re Company (“EQ AZ”). The business was then ceded to RGA on a coinsurance 75% quota share basis as part of the aforementioned RGA Reinsurance Transaction. The recaptured business from EQ AZ consisted of 1) level premium term life insurance policies (excluding return of premium term) issued by the Company on or after March 1, 2003 through December 31, 2008 that had been 90% co-insured with EQ AZ; and 2) 90% quota share of the Company’s risk on the lapse protection benefit contained in its Athena I and II universal life contracts issued on or after June 1, 2003 through June 30, 2007. The Company recorded a $1.4 billion net loss from operations on the recaptured business from EQ AZ during Q3 2025, as the Statutory reserves of $2.2 billion on these blocks were in excess of the fair value of invested assets received from the EQ AZ captive upon recapture.

Prior to the closing of RGA reinsurance transaction the Company executed a 75% partial recapture of the Life block of business that had been previously ceded to EFLOA on a funds withheld reinsurance basis during 2023. The business was then ceded to RGA on a coinsurance basis as part of the aforementioned RGA Reinsurance Transaction. The recaptured business from EFLOA consisted of certain universal life insurance policies issued outside the State of New York prior to October 1, 2022. The Company recorded a $0.8 billion gain from operations on the recaptured life business from EFLOA during Q3 2025. The Company had previously recorded a $1.5 billion loss from operations back in 2023 when the business was initially ceded to EFLOA. For additional information, See Note 17.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statutory basis financial statements of Equitable have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“SAP”).

Certain prior period amounts have been reclassified, where applicable, to conform with current period presentation.

The New York State Department of Financial Services (“NYDFS”) recognizes only SAP for determining and reporting the financial condition and results of operations of an insurance company, in order to determine its solvency under the New York State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York, except for certain NAIC SAP practices and procedures. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (SSAPs) and Appendices.

NYDFS has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, some of which affect the financial statements of the Company. Additionally, the Company has been granted a permitted practice. Those are discussed in more detail as follows:

Prescribed Accounting Practices

New York Regulation 213 (“Reg 213”), adopted in May of 2019 and as amended in February 2020 and March 2021, differs from the NAIC variable annuity reserve and capital framework. Reg 213 requires the Company to carry statutory basis reserves for its variable annuity contract obligations equal to the greater of those required under (i) the NAIC standard or (ii) a revised version of the NYDFS requirement in effect prior to the adoption of the first amendment for contracts issued prior to January 1, 2020, and for policies issued after that date a new standard that in current market conditions imposes more conservative reserving requirements for variable annuity contracts than the NAIC standard. The impact of the application of Reg 213 was a decrease of approximately $116.6 million in statutory surplus as of December 31, 2025 compared to statutory surplus under the NAIC variable annuity framework. Additionally, the continued application of Reg 213 resulted in a corresponding decrease of $2.4 million in statutory net income for the year ended December 31, 2025. The NYDFS allows domestic insurance companies a five year phase-in provision for Reg 213 reserves. As of September 30, 2022, Equitable’s Reg 213 reserves were 100% phased-in. As of December 31, 2025, given the prevailing market conditions and business mix, the Reg 213 redundant reserves over the US RBC CTE 98 total asset requirement (“TAR”) are $89 million.

During Q4, 2020, the Company received approval from NYDFS effective January 1, 2021, for its proposed amended Plan of Operation for Separate Account No. 68 (“SA 68”) for our Structured Capital Strategies product and Separate Account No. 69 (“SA 69”) for our Equi-Vest product Structured Investment Option, to change the accounting basis of the two Separate Accounts from fair value to book value in accordance with Section 1414 of the Insurance Law. In order to facilitate this change and comply with Section 4240(a)(10), the Company also sought approval to amend the Plans to remove the requirement to comply with Section 4240(a)(5)(iii) and substitute it with a commitment to comply with Section 4240(a)(5)(i). Similarly, the Company updated the reserves section of each Plan to reflect the fact that Regulation 128 would no longer be applicable upon the change in accounting basis. The Company applied this change effective January 1, 2021. The impact of the application is an increase of approximately $504.2 million in statutory surplus as of December 31, 2025 and an increase in statutory net income of $447.6 million for the year ended December 31, 2025.

Permitted Accounting Practices

The Company, with the permission of the Superintendent of the Department of Financial Services of the State of New York, has adopted Statement of Statutory Accounting Principles No. 108 “Derivatives Hedging Variable Annuity Guarantees” (SSAP 108) which allows special accounting treatment for hedging variable annuity guarantee benefits subject to fluctuations as a result of interest rate sensitivity. The Company was permitted to retroactively adopt SSAP 108 to include an initial deferral amount for the period effective January 1, 2021 to June 30, 2021 covering all outstanding derivatives hedging variable annuity benefit guarantees. For the derivatives identified for that period, an aggregate deferral amount covering all derivatives was identified without the detailed hedge effectiveness and Schedule DB reporting required by SSAP 108. The initial deferred asset balance was calculated based on reserves and interest rate hedging results net of the Company’s recent variable annuity reinsurance transaction with Venerable Holdings, Inc. (“Venerable”), that closed on June 1, 2021 and are being amortized over a period of five years starting July 1, 2021. The Company’s application of SSAP 108, as permitted, considers the impact of both interest rate derivatives and general account assets used to fully hedge the interest rate risk inherent in its variable annuity contracts with guaranteed benefit obligations to determine the amount of hedging gains or losses to be reflected in statutory net income and the amount of hedging gains or losses to be deferred. The Company has also adopted SSAP 108 prospectively as of July 1, 2021, utilizing the same permitted methodology inclusive of the consideration of the interest rate risk hedged with general account assets for the determination of the deferred asset or liability. Future balances will continue to be amortized over a period of five years. Finally, unassigned surplus was reset to zero at June 30, 2021 reflecting the transformative nature of the Venerable transaction, which constitutes a deviation from NAIC accounting practices as not all requirements for a reset under SSAP 72 were met. See Note 11 for more details around all quasi-reorganization amounts recorded in the prior ten years.

The NYDFS Permitted Practice to adopt SSAP 108 effective January 1, 2021 as described above has resulted in a decrease of approximately $197.0 million in statutory surplus as of December 31, 2025 and a decrease of $82.3 million in statutory net income for the year ended December 31, 2025, which will be amortized over 5 years for each of the retrospective and prospective components. The 2023 Reinsurance Treaty (see Note 17) reduced the amount of interest rate hedging needed going forward, affecting future deferrals, but leaves our historical SSAP 108 deferred amounts unchanged. In accordance with SSAP 108, the Company has also allocated $293.9 million (inclusive of the NYDFS Permitted Practice amount) to Special Surplus Funds within the Statutory Statements of Assets, Liabilities, Surplus and Other Funds, equal to the net deferred asset and deferred liabilities from all hedging strategies under SSAP 108. If the Company had not used all of the aforementioned prescribed and permitted practices that differ from NAIC SAP, a risk-based capital regulatory event would not have been triggered.

As discussed, there were differences in Equitable’s net income and capital and surplus between SAP and NAIC SAP in 2025, 2024 and 2023. A reconciliation of net income and surplus between NAIC SAP and practices prescribed and permitted by the state of New York is shown below (in millions):

	SSAP#	Audited F/S Page	December 31, 2025	December 31, 2024	December 31, 2023
NET INCOME
(1) EQUITABLE FINANCIAL LIFE INSURANCE COMPANY (Net Income, Columns 1 & 2)	XXX	XXX	$(822.4)	$(518.4)	$(1,666.9)
(2) State Prescribed Practices that increase/decrease NAIC SAP
NY Reg. 213 over NAIC VM-21 Reserves	N/A	5	$(2.4)	$138.1	$1,695.9
SA 68 and SA 69 BV vs. FV	N/A	5	$447.6	$442.4	$(310.8)
(3) State Permitted Practices that increase/decrease NAIC SAP
SSAP 108, Derivatives Hedging Deferral (NII and RCG)	108	5	$(82.3)	$(111.1)	$(89.2)
(4) NAIC SAP (1 - 2 - 3 = 4)	XXX	XXX	$(1,185.3)	$(987.8)	$(2,962.8)
SURPLUS
(5) EQUITABLE FINANCIAL LIFE INSURANCE COMPANY state basis (Capital and Surplus, Columns 1 & 2)	XXX	4	$2,156.9	$869.3	$1,550.9
(6) State Prescribed Practices that increase/decrease NAIC SAP
NY Reg. 213 over NAIC VM-21 Reserves	N/A	4	$(116.6)	$(112.8)	$(250.9)
Change in Accounting Principles of SA 68 and SA 69	N/A	4	$504.2	$2,304.3	$1,861.9
(7) State Permitted Practices that increase/decrease NAIC SAP
Paid in surplus — Permitted practice	108	6	$(2,681.7)	$(2,681.7)	$(2,681.7)
Unassigned surplus — Permitted practice reset	108	6	$2,681.7	$2,681.7	$2,681.7
SSAP 108, Derivatives Hedging Deferral	108	5,6	$(197.0)	$(114.6)	$(3.5)
(8) NAIC SAP (5 - 6 - 7 = 8)	XXX	XXX	$1,966.3	$(1,207.6)	$(56.6)

Accounting Policy changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles are reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

Effective January 1, 2025 the Company’s General Account and non insulated Separate Accounts adopted revisions to SSAP 26 – Bonds to incorporate their principles-based bond definition project’s (PBBD) concepts on what should be reported as a long-term bond. In accordance with the transition guidance specifically for PBBD, this is not a change in accounting principle. In accordance with adoption of the revision to SSAP 26 – Bonds, effective January 1, 2025, the Company’s General Account and non insulated Separate Accounts had no impacted investments to reclassify from Schedule D. The Company adopted SSAP No. 21 — Other Admitted Assets with respect to residual accounting that resulted in a change in measurement to cost recovery. This has no impact other than the change the measurement basis going forward.

As of September 2023, the NAIC adopted a change to the reporting of net negative IMR. Reporting entities that qualify pursuant to certain limitations, are permitted to admit previously disallowed negative IMR up to 10% of the reporting entity’s adjusted general account capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with its domiciliary state commissioner. The capital and surplus cap is adjusted to exclude any net positive goodwill, EDP equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. As a result of the change, as of December 31, 2025 and 2024, the Company was able to record on its balance sheet, an asset totaling $0.0 million and $18.1 million, respectively, within the separate account asset line for this accounting change. See Note 3 for more details.

Prior Year Adjustments recorded in 2025:

During the fourth quarter of 2025, the Company’s management identified a historical timing error in years 2022 through 2024 related to its calculation of group pension participating non-deficit contract reserves, which resulted in an understatement of the reserve liability for each of those years. This was caused by significant delays in running the annual FUNDEX program, which calculates the proper year end fund value. As delays occurred, the annual reserve true-up process to the actual FUNDEX account values did not occur. As a result of this error and in accordance of SSAP #3, the Company recorded a prior year correction to decrease opening surplus by $31.3 million within Statements of Changes in Capital and Surplus — Prior Year Adjustments and included a current and deferred tax benefit of $6.6 million within the appropriate tax lines.

During the third quarter of 2025, the Company discovered an error relating to the calculation of asset-based commissions for certain retail variable annuity policies. The error resulted in higher commission expense paid by the Company to its distribution company affiliate, Equitable Network, for the years 2023 and 2024. As a result of this error and in accordance of SSAP #3, the Company recorded a prior year correction to increase opening surplus by $20.8 million within Statements of Changes in Capital and Surplus — Prior Year Adjustments and included a current and deferred tax expense of $4.4 million within the appropriate tax lines.

During the second quarter of 2025, the Company discovered an error regarding its ceded paid death claims to its captive affiliate, EQ AZ, whereby it was mistakenly settling with the reinsurer only interest on death claims on certain policies instead of the death benefit, due to a coding error in the system application dating back to Q4 2022 to the present. As a result of this error and in accordance of SSAP #3, the Company reported a correction to increase opening surplus by $20.9 million within Statements of Changes in Capital and Surplus – Prior Year Adjustments and included a current and deferred tax expense of $4.4 million within the appropriate tax lines.

During the third quarter of 2025, the Company identified two prior period issues that were written-off. The first issue involved monthly expense estimates from 2021 through 2024 where the true-ups to reflect actual figures were not completed, leading to a $10.5 million unfavorable impact. The second issue pertained to four premium payments that were recorded as expenses when it should have been used to increase the COLI Asset account, resulting in a $3.4 million favorable adjustment. The combined effect of these items was a $7.1 million expense recorded within the Statements of Summary of Operations.

The Company’s management does not believe the aforementioned prior year corrections to be material to the Company’s results of operations, financial position, or cash flow for any of the Company’s previously filed annual statements.

Reconciliation of Annual Statement to Audited Financial Statements:

The following tables represent items of the differences vs. the filed Annual Statements as of and for the periods ended December 31, 2024 and 2023:

Error #1 — During March 2024, after the Company’s Statutory Annual Statement filing, management discovered an error in the recording of its FHLB/FABN funding agreement reserve as of December 31, 2023. Specifically, for new issues during the current valuation year, its model would look up the previous year’s valuation rate. This was correct for the first half of the year for new issues, but incorrect afterwards. This created an overstatement of Statutory funding agreement reserves at December 31, 2023 of $37.7 million. As a result of this error, the Company’s Policy reserves & deposit type funds line in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds and Policyholder benefits line within the Statutory Statements of Summary of Operations were both adjusted downward by $37.7 million each for the 2023 Audited Financial Statements. The admissible Net deferred tax asset also increased by $5.7 million ($37.7 million multiplied by 15%) in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds and in the Change in net admitted tax asset (excl. tax on unrealized capital gains) line item within the Statutory Statements of Changes in Capital and Surplus. Within the Company’s Statutory Annual/Quarterly Statements, this item was recorded during the first quarter of 2024 as a prior year correction of error in accordance with SSAP #3 running through surplus adjustments.

Error #2 — During March 2024, the Company discovered that there was an understatement in the recording of the Deferred asset — Derivatives under SSAP 108. The asset amount was understated by $19.5 million due to a late change made to the deferral which was correctly recorded in the table of the appropriate footnote that describes the asset, but the adjustment had mistakenly not been booked into the ledger. Within the Audited Financial Statements, this $19.5 million adjustment was recorded as an increase to Deferred asset - Derivatives in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds and to Special surplus funds within the Capital and Surplus section of that same Balance Sheet. Additionally, the Company recorded a $19.5 million decrease to Net realized capital losses in the Statutory Statements of Summary of Operations. The admissible Net deferred tax asset also increased by $2.9 million ($19.5 million multiplied by 15%) in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds and in the Change in net admitted tax asset (excl. tax on unrealized capital gains) line item within the Statutory Statements of Changes in Capital and Surplus. Within the Company’s Statutory Annual/Quarterly Statements, this item was recorded during the first quarter of 2024 as a prior year correction of error in accordance with SSAP #3 running through surplus adjustments.

Error #3 — During March 2024, the Company discovered that the calculation of the accrued interest expense for FHLB NY short-term borrowings was miscalculated, due to an error on the reference date of the start date for the accrual ultimately resulting in a overstatement of accrued interest expense by $17.8 million. As a result of this error, the Company recorded a correction of $17.8 million to decrease Policy reserves and deposit-type funds within the Statutory Statements of Assets, Liabilities, Surplus and Other Funds and to decrease the Policyholder benefits line within the Statutory Statements of Summary of Operations. The admissible Net deferred tax asset also increased by $2.7 million ($17.8 million multiplied by 15%) in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds and in the Change in net admitted tax asset (excl. tax on unrealized capital gains) line item within the Statutory Statements of Changes in Capital and Surplus. Within the Company’s Statutory Annual/Quarterly Statements, this item was recorded during the first quarter of 2024 as a prior year correction of error in accordance with SSAP #3 running through surplus adjustments.

The aggregate increase to surplus of these aforementioned three items was $75.0 million and an increase in the net deferred tax asset of $11.3 million.

In addition, the Company corrected its 2024 Audited Financial Statements involving the duplicate tax payment for Shared Based Compensation (“SBC”) associated with equity grants at the time of vesting. This correction was reflected in the Statements of Changes in Capital and Surplus by $18.5 million, reducing the charge for Other paid in surplus adjustments and increasing the charge to Other changes to surplus by the same amounts, resulting in a net zero impact to surplus. Within the Capital and Surplus section of the Statements of Assets, Liabilities, Surplus and Other Funds, the Company recorded an offsetting reclass between Gross Paid in and contributed surplus (increase in surplus) and Unassigned Surplus (deficit) (decrease in surplus) by $106.2 million.

As a result of the aforementioned adjustments there is a difference between the accompanying audited financial statements and the 2025, 2024 and 2023 Annual statements filed with the NAIC and the NYDFS. For 2025, Gross paid-in contributed surplus is understated by $106.2 million, while Unassigned surplus is overstated by the same amount, with no impact on the total Capital and Surplus.

The Company does not believe these adjustments to be material to the Company’s results of operations, financial position, or cash flow for Equitable’s previously filed 2025, 2024 and 2023 annual statements.

Listed below is the reconciliation between the accompanying audited financial statements and the annual statements as filed in 2025, 2024 and 2023 (in millions):

	Total Assets	Total Liabilities	Capital and Surplus	2025 Net Income	2025 Changes in Capital and Surplus (excluding Net Income)	2025 Net Changes in Capital and Surplus
December 31, 2025
Annual Statement as filed	$177,049.0	$174,892.1	$2,156.9	$(822.4)	$2,080.8	$1,258.4
Current year impact of Prior Year Audited Adjustments	—	—	—	—	29.2	29.2
Audited statutory financial statements as reported herein	$177,049.0	$174,892.1	$2,156.9	$(822.4)	$2,110.0	$1,287.6

	Total Assets	Total Liabilities	Capital and Surplus	2024 Net Income	2024 Changes in Capital and Surplus (excluding Net Income)	2024 Net Changes in Capital and Surplus
December 31, 2024
Annual Statement as filed	$234,370.3	$233,471.8	$898.5	$(526.5)	$(274.3)	$(800.8)
Current year impact of Prior Year Audited Adjustments	(29.2)	—	(29.2)	—	119.2	119.2
FWH derivative capital gains/(losses) ceded reclass	—	—	—	8.1	(8.1)	—
Audited statutory financial statements as reported herein	$234,341.1	$233,471.8	$869.3	$(518.4)	$(163.2)	$(681.6)

	Total Assets	Total Liabilities	Capital and Surplus	2023 Net Income	2023 Changes in Capital and Surplus (excluding Net Income)	2023 Net Changes in Capital and Surplus
December 31, 2023
Annual Statement as filed	$226,696.3	$224,997.0	$1,699.3	$(1,725.6)	$(2,170.9)	$(3,896.5)
Commission and Expense allowance	—	—	—	(6.0)	6.0	—
EDP depreciation of fixed assets	—	—	—	10.1	(10.1)	—
FABN FX and amortization	—	—	—	11.0	(11.0)	—
FABN overstatement of reserves	5.7	(37.7)	43.4	37.7	5.7	43.4
SSAP 108 Deferred Assets	22.4	—	22.4	19.5	2.9	22.4
FHLB over-accrual of interest expense	2.7	(17.8)	20.5	17.8	2.7	20.5
FWH derivative capital gains/(losses) ceded reclass	—	—	—	(17.9)	17.9	—
Venerable Day 1 accrued fees	(23.1)	153.9	(177.0)	6.6	(23.1)	(16.5)
Intercompany payable	(29.2)	—	(29.2)	—	(3.8)	(3.8)
Shared-based compensation	(7.2)	47.7	(54.9)	(43.0)	(7.2)	(50.2)
Separate Account accrued fees	3.5	(22.9)	26.4	22.9	3.5	26.4

	Total Assets	Total Liabilities	Capital and Surplus	2023 Net Income	2023 Changes in Capital and Surplus (excluding Net Income)	2023 Net Changes in Capital and Surplus
Audited statutory financial statements as reported herein	$226,671.1	$225,120.2	$1,550.9	$(1,666.9)	$(2,187.4)	$(3,854.3)

Listed below are non-cash items excluded from the Statutory Statements of Cash Flows (in millions):

	2025	2024	2023
Premiums and annuity considerations*	$9,342.9	$(76.5)	$12,012.9
Net investment income	(16.8)	(11.3)	(7.4)
Other Income	(3,631.8)	—	865.9

Total	5,694.3	(87.8)	12,871.4
Net transfers to Separate Accounts	—	—	(1,417.0)
Commissions, expenses, FIT and other deductions	155.8	25.4	25.6
Dividends to policyholders	(70.5)	(76.5)	(80.1)

Total	85.3	(51.1)	(1,471.5)

Net cash from operations	$5,609.0	$(36.7)	$14,342.9

Fixed maturities proceeds	(9,381.8)	(3.7)	(17,635.7)
Mortgage loans proceeds	—	(223.1)	(991.1)
Real estate proceeds	—	—	—
Other invested assets proceeds	—	—	—

Total investment proceeds	(9,381.8)	(226.8)	(18,626.8)
Fixed maturities acquired	(779.2)	—	(16,982.4)
Common stocks acquired	—	—	(1.4)
Mortgage loans acquired	(16.8)	(185.1)	(233.4)
Real estate acquired	—	(55.4)	—

Total investments acquired	(796.0)	(240.5)	(17,217.2)

Net increase (decrease) in policy loans and premium notes	2,225.2	—	—
Net cash from investments	$(10,811.0)	$13.7	$(1,409.6)

Capital and paid in surplus	1.8	23.0	25.6
Other cash provided (applied)	5,200.2	—	(12,958.9)

Net cash from financing and miscellaneous sources	$5,202.0	$23.0	$(12,933.3)

Total non-cash transactions	$—	$—	$—

*	Premiums include the elimination of the non-cash initial premium ceded of large reinsurance transactions occurred in 2025 and 2023.

Differences between Generally Accepted Accounting Principles (“GAAP”) and SAP:

The differences between statutory surplus and capital stock determined in accordance with SAP and total shareholder’s equity under GAAP are primarily: (a) the inclusion in SAP of an Asset Valuation Reserve (“AVR”) intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) policy reserves and deposit type funds under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. Further, deferred tax assets are reflected to the extent the probability of realization is more likely than not and admissibility of deferred tax assets that are considered realizable is limited while under GAAP, current and deferred Federal income taxes are reported in both income and comprehensive income and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Deferred tax assets are subject to a similar realization assessment under GAAP; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral under SAP of interest-related realized capital gains and losses on fixed income investments through the interest maintenance reserve (“IMR”); (f) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (g) under GAAP, subsidiaries’ financial results are consolidated within the parent company’s financial statements while under SAP the subsidiaries’ equity is recorded in the parent company’s financial statements; (h) certain products and ceded reinsurance contracts are considered embedded derivatives and are reported at fair value under GAAP, where under SAP they are reported as gross and ceded reserve liabilities based on the appropriate SAP accounting principles; (i) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under GAAP these reinsured amounts are reflected as an asset; (j) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under GAAP revenue recognition varies by product type and does not include the change in deferred premiums; (k) certain assets, primarily prepaid assets and computer software development costs, are not admissible under SAP but are admissible under GAAP; (l) general account derivatives unrealized gains and losses flow through surplus under SAP but through income under GAAP, except for the coupon accrual component of swaps which flows through net investment income; and (m) for reinsurance of in-force life insurance contracts, under SAP requires the ceded commission gain/loss to be recognized immediately either through operations (loss) or through surplus and subsequently amortized into net income over the life of the policies (gain) while under GAAP these requires the recognition of gain/loss to be delayed into future periods; and (n) under SAP, non-economic assumption reinsurance transaction in accordance with SSAP No. 61R paragraph 65, no gain/loss is recognized at the time of novation while under GAAP, there is no explicit guidance for non-economic assumption reinsurance transactions or novations.

The Company does not produce standalone GAAP financial statement effective January 1, 2025. The effects of the differences between GAAP and SAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Listed below are the Company’s Statutory and GAAP Net Income and Capital and Surplus/Shareholders Equity as of 2024 and 2023 (in millions):

	2024	2023
GAAP Income (Loss)	$(213.4)	$157.3
GAAP to STAT Adjustments	(305.0)	(1,824.2)

Statutory Net Income (Loss)	$(518.4)	$(1,666.9)

GAAP Shareholder’s Equity	$(2,868.6)	$(1,641.0)
GAAP to STAT Adjustments	3,737.9	3,191.9

Statutory Capital and Surplus	$869.3	$1,550.9

Use of Estimates in Preparation of the Financial Statements

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates. Some of the significant estimates include valuation of investments and those used in determining the measurement of a recognized other than temporary impairment; aggregate reserves; claim liabilities; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Accounting Policies

Recognition of Premium and Related Expenses:

Universal life-type insurance premiums, annuity considerations and pension fund deposits made in connection with annuity contracts are recognized as income when received. Other premiums, considerations and purchase payments are generally recognized as income when due. Policy acquisition costs incurred in connection with acquiring new business, such as commissions, underwriting, agency and policy issuance expenses, are charged to operations as incurred.

Policyholders’ Dividends:

A portion of Equitable’s business has been issued on a participating basis. The amount of policyholders’ dividends to be paid is determined annually by the Board of Directors of Equitable, and is included in the amounts of dividends shown in Equitable’s summary of operations. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management’s judgment as to the appropriate level of statutory capital and surplus to be retained by Equitable.

Equitable is subject to limitations on the amounts of statutory profits, which can be retained with respect to certain classes of individual participating policies, which are not included in the Closed Block (see Note 16). Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the shareholder of Equitable.

Valuation of Investments:

Fixed Maturities, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. The new NAIC Designation Category applies wherever an NAIC Designation is reported and produced by the SVO. The more granular delineations of credit risk are called an NAIC Designation Category, a combination of the NAIC Designation and NAIC Designation Modifier, and are distributed as follows, 20 in total: 7 for the NAIC 1 Designation grade indicated by the letters A through G; 3 delineations each for each of the NAIC Designation grades NAIC 2, NAIC 3, NAIC 4 and NAIC 5 indicated by the letters A, B and C and 1 delineation for NAIC Designation grade NAIC 6 with no NAIC Designation Modifier. Bonds rated in the top five NAIC Designations are generally valued at amortized cost while bonds rated at the lowest NAIC Designations are valued at lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment.

The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased. For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

Mortgage backed and asset backed bonds are amortized using the effective interest method including anticipated prepayments from the date of purchase; significant changes in the estimated cash flows from original purchase assumptions are accounted for using the retrospective method. Mortgage backed and asset backed bonds carrying values are adjusted for impairment deemed to be other than temporary through write-downs recorded as realized capital losses.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Publicly traded unaffiliated common stocks are stated at fair value; common stocks not publicly traded are stated at fair value. Common stock values are adjusted for impairments in value deemed to be other than temporary through write-downs recorded as realized capital losses.

Preferred stock is valued based on the underlying characteristics (redeemable, perpetual or mandatory convertible) and the quality rating expressed as an NAIC designation. Highest-quality, high-quality or medium quality redeemable preferred stocks (NAIC designations 1 to 3) are stated at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. Mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. Impairments in value deemed to be other than temporary are recorded through write-downs and accounted for as realized capital losses.

Short-term investments are stated at cost or amortized cost, which approximates fair value.

Cash and cash equivalents includes cash on hand, money market funds, amounts due from banks, highly liquid debt instruments purchased with a maturity of three months or less and certificates of deposit with a maturity of one year or less.

Mortgage loans on real estate are stated at unpaid principal balances net of unamortized discount or premium and valuation allowances. Valuation allowances are established for mortgage loans that are considered impaired by management and recorded based on the difference between collateral values less estimated sales costs and the amortized cost of the mortgage loan. A mortgage loan that is considered permanently impaired by management is written down to collateral value less estimated sales costs with the write-down recorded as a realized capital loss. Mortgage loans for which foreclosure is probable are considered permanently impaired by management.

Policy loans are stated at unpaid principal balances.

Equity partnership investments are accounted for using the equity method. The individual partnerships are reflected at fair value with mark to market adjustments recorded to unrealized capital gains and losses; partnership values are adjusted for impairments in value deemed to be other than temporary through write-downs recorded as realized capital losses.

Real estate acquired in satisfaction of debt is valued at the lower of unpaid principal balance or estimated fair value at the date of acquisition. Real estate held for investment is reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Impaired real estate is written down to fair value with the impairment loss being included in net realized capital losses. Real estate which management has committed to disposing of by sale or abandonment is carried at the lower of estimated fair value less disposition costs or depreciated cost, the shortfall recorded as an impairment with a corresponding charge to net realized capital losses. Real estate joint ventures are reported principally on the equity method of accounting. The results of real estate joint ventures are adjusted for depreciation, write-downs and valuation allowances.

Depreciation of directly owned real estate and real estate owned by joint ventures is computed using the straight-line method over 40 years.

All insurance subsidiaries are reported at their respective statutory net equity values. Non-insurance subsidiaries are reported principally on the equity method of accounting. Equitable’s ownership interests in Equitable Holdings, LLC (“EHLLC”) and Equitable Investment Management Group, LLC (“EIMG’’), are reflected as Other invested assets within the Statutory Statements of Assets, Liabilities, Surplus and Other Funds.

Beginning in 2023, the Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. The agreements require a minimum of 102% and 105% of the fair value of the domestic and foreign securities loaned to be held as collateral. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Income and expenses associated with securities lending transactions are reported within net investment income.

Derivatives are used for asset/liability risk management and for hedging individual securities to reduce the exposure to interest rate fluctuations and equity price movements. If the hedging relationship is effective, the derivative is accounted for in the same manner as the hedged item. If the derivative is not in an effective hedging relationship, the derivative is marked to fair value by recording an unrealized capital gain or loss. During 2021, the Company adopted SSAP No. 108. For additional information, see Notes 2 and 6.

Realized Investment Gains (Losses) and Unrealized Capital Gains (Losses):

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of net income. The change in unrealized capital gains (losses) is presented as a component of change in surplus.

The AVR and IMR are required under SAP. The AVR for the General Account and Separate Accounts for which Equitable bears the investment risk is determined by a specified formula and provides for possible future investment losses through charges to capital and surplus. The AVR requires reserves for bonds, preferred stocks, common stocks, mortgage loans on real estate, real estate, and other investments. The IMR captures for all types of fixed income investments the realized investment gains and losses, which result from changes in the overall level of interest rates. These deferred investment gains or losses are amortized into income over the remaining term to maturity of the investments sold.

As of September 2023, the NAIC adopted a change to the reporting of net negative IMR. Reporting entities that qualify pursuant to certain limitations, are permitted to admit previously disallowed negative IMR up to 10% of the reporting entity’s adjusted general account capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with its domiciliary state commissioner. The capital and surplus cap is adjusted to exclude any net positive goodwill, EDP equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. December 31, 2025 and 2024, the Company was able to record on its balance sheet, an asset totaling $0 million and $18.1 million within the separate account asset line for this accounting change.

Fair Value of Financial Instruments:

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

Equitable determines fair value based upon quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Equitable’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

Mortgage Loans on Real Estate:

The fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. The fair values of mortgage loans on real estate sixty days or more past due or mortgages in the process of foreclosure are limited to the estimated fair value of the underlying collateral, if lower.

Policyholders’ Liabilities:

The fair values for Equitable’s liabilities under association plan contracts, supplementary contracts not involving life contingencies, annuities certain and guaranteed interest contracts (“GIC’s”) are estimated using projected cash flows discounted at rates reflecting current market rates.

The fair values of variable deferred annuities and fixed deferred annuities are estimated as the discounted value of projected cash flows. Expected cash flows are discounted back to the present at current market rates.

Borrowed Funds and Surplus Notes:

The fair value for Equitable’s borrowed funds and surplus notes are determined using published market values, where available, or contractual cash flows discounted at market interest rates. For surplus notes owned by affiliates, the statement value approximates their estimated fair value. The carrying value of short term borrowings approximates their estimated fair value.

Derivatives:

Equitable is exposed to credit-related losses in the event of nonperformance by counterparties to derivative instruments. Equitable controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, Equitable has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies.

Generally, credit risk exposure is limited to the fair value of the derivative instruments at the reporting date. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to Equitable if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates Equitable would owe money to the counterparty if the contract were closed. However, if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

In addition, Equitable has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies, or, for some counterparties, investment-grade corporate bonds.

Separate Accounts:

Principally all publicly traded bonds and stocks are valued at fair value. Mortgage loans and real estate equities, including joint ventures, are valued at market value, either as determined by Morgan Stanley Real Estate Advisor, Inc., and Quadrant Real Estate Advisors LLC (the “Advisors”), unaffiliated advisors to certain separate accounts, or as determined by another independent external appraiser. Real estate equities, including joint ventures valued by independent appraisers, are reviewed by an external management firm. All appraisal reports and appraisal reviews comply with the currently published Uniform Standards of Professional Appraisal Practice, as promulgated by the Appraisal Foundation. The market values of the mortgage loans have been determined by the Advisors on the basis of estimated interest rates (utilizing monthly discounting) in effect as of December 31 of each year for loans of comparable quality and maturity after giving consideration to the value of the underlying collateral. Direct placement bonds and warrants are stated at fair value, as determined by Equitable or third party appraisers. Short-term investments held in money market separate accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other separate accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, when combined with accrued income, approximates fair value; or (ii) more than sixty days at fair value. Derivatives are carried at fair value. Investments in shares of respective Trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the Funds.

Assets held in Separate Account No. 43, 67, 68, 69 and 71 (approximately $28,901.4 million and $46,856.1 million at December 31, 2025 and 2024, respectively), in which Equitable bears the investment risk, are carried on the same basis as similar assets held in the General Account portfolio. Additionally, as discussed in Note 2, the Company received approval from NYDFS effective January 1, 2021 to change the accounting basis of Separate Accounts No. 68 and 69 from a fair value to a book value valuation. If the above separate accounts were carried at fair value the resulting unrealized gain/(loss) would have been lower by $634.4 million and $3,239.9 million at December 31, 2025 and 2024, respectively.

Liabilities for future benefits of the Separate Accounts, other than Separate Account No. 43, reflect the investment experience of the accounts in conformity with statutory requirements. Liabilities for future benefits of Separate Account No. 43 are maintained at the amounts contractually guaranteed.

Under the 2023 Reinsurance Treaty (See Note 17), separate account products subject to the 2023 Reinsurance Treaty are ceded on a modified coinsurance basis, with separate account assets and liabilities remaining with the Company.

Corporate Owned Life Insurance (“COLI”):

The cash surrender value of officer’s life insurance pertains to a policy issued by Equitable on the life of an officer, director and principal stockholder of the Company. Changes in the cash surrender value of the policy are included as income or an expense in the Statement of Operations. The cash surrender value of the policy was $1,086.1 million and $975.3 million as of December 31, 2025 and 2024, respectively and is allocated into the following categories: 10% and 30% guaranteed interest fund, 52% and 34% bond index funds and 38% and 36% equity index funds, respectively.

Non-Admitted Assets:

Certain assets designated as “non-admitted” (certain deferred taxes, prepaid expenses, furniture and equipment, leasehold improvements, accrued interest on certain investments, intangible asset, and non operating system software expenses) are excluded from assets and statutory surplus. The Company had $1,317.8 million and $1,710.5 million of non admitted assets as of December 31, 2025 and 2024, respectively.

Policy and Contract Claims:

Policy and contract claim expenses are reported in the period when the Company determines they are incurred. The claim liability would include an estimate for claims incurred but not reported.

Aggregate Reserves:

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners’ Reserve Valuation Method and Commissioners’ Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing. Reserves for variable annuity products are principles-based reserves (“PBR”) and are computed in accordance to NAIC VM-21. Reserves for the indexed universal life products introduced in 2018 and later and variable universal life products introduced in 2019 and later are principles-based reserves computed in accordance with NAIC VM-20.

Effective January 1, 2020, the Company adopted Reg 213, which is the first amendment to the PBR approach for life and annuity products for companies domiciled in New York. The application of Reg 213 varies based on the type of product, as summarized below:

•	Variable interest sensitive life (VISL), life, and payout annuity policies issued on or after January 1, 2020 - applied on a prospective basis. All policies issued prior to January 1, 2020 continue to follow prior reserving standards.

•

For variable annuities, the reserve calculations include standard scenario calculations based on Actuarial Guideline 43 (AG-43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21), Principles

Based Reserving for Variable Annuities. For policies issued prior to 2020, the calculated reserve is the greater of the VM-21 reserve or the modified AG-43 standard scenario reserve. For policies issued on or after January 1, 2020, the recorded reserve is the greater of the VM-21 reserve or the reserve determined using the “New York Objective Floor” calculation, which is a more conservative version of the AG-43 standard scenario reserve. Reg 213 allows for an optional five-year phase-in recognition of any additional reserves required by the AG-43 standard scenario reserve. The Company has chosen to accelerate this five-year phase-in; as of December 31, 2022, the Company was fully phased in this additional Reg 213 requirement.

•	As the requirements of Reg 213 for the life and payout annuity blocks of business are only applied prospectively for new business issued in 2020, the financial statement impacts for these products were not significant. Lastly, the Company also sought and received approval from the NYDFS to defer the adoption of Reg 213 for VISL business issued in 2020 for one year. This deferral is specifically permitted within the Regulation (NY Reg 213 - § 103.4 Valuation of individual term life insurance reserves, item (d)).

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 2.25% to 6.00% for life insurance reserves and from 0.8% to 13.3% for annuity reserves.

Pension reserves are generally established at an amount equal to the total experience funds or contractholders’ balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contractholders’ balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula minimum reserve requirements.

Premium Deficiency Reserves:

Liability carried for premium deficiency reserve as per the evaluation on December 31, 2025 and 2024 are $54.6 million and $69.5 million, respectively. The anticipated investment income was utilized in the calculation.

Reinsurance Ceded:

Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves. Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability for unauthorized reinsurers are credited or charged to surplus. Any increase in surplus net of tax resulting from a new reinsurance agreement is recognized as a direct credit to surplus. Recognition of the surplus increase as income is amortized net of tax as earnings emerge from the business reinsured, with no additional impact to surplus. Losses from new reinsurance treaties are expensed immediately.

Coinsurance with Funds Withheld:

Premiums paid or payable to the reinsurer net of any experience refunds shall reduce premium income. Policy benefit payments paid by the reinsurer shall reduce reported policy benefits. Expense allowances paid by the reinsurer shall be reported separately in the summary of operations as earned. Policy reserves are reduced for the portion of the obligation assumed by the reinsurer. Amounts withheld by the ceding entity shall be recorded as a separate liability with any interest payable on the amounts withheld reported as a component of Funds withheld reinsurance ceded net investment income.

Federal Income Taxes:

The Company has a tax sharing agreement with Equitable Holdings and is included in a consolidated federal income tax return together with Equitable Holdings and other affiliates. In accordance with the tax sharing agreement, tax expense is based on a separate company computation. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis. For more information see Note 7.

In 2025 and 2024 the Company reclassified certain deferred tax assets that had been utilized on its Tax return into the current tax liability account. This adjustment resulted in a reduction to the non-admitted deferred tax asset, with an ending amount of $1,146.7 million and $1,586.8 million as of December 31, 2025 and 2024, respectively.

Accumulated Surplus:

Accumulated surplus represents special surplus funds and unassigned surplus.

3.	INVESTMENTS

Fixed Maturities:

The following table provides additional information relating to fixed maturities held (in millions):

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Issuer Credit Obligations:
U.S. Government Obligations	$4,143.8	$0.2	$1,186.6	$2,957.4
Other U.S. Government Obligations	114.0	1.0	7.1	107.9
Non-U.S. Sovereign Jurisdiction Securities	133.5	0.1	16.7	116.9
Municipal Bonds — General Obligations (Direct & Guaranteed)	26.3	0.3	1.3	25.3
Municipal bonds — Special Revenue	96.6	1.2	19.4	78.4
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	644.3	9.8	28.3	625.8
Corporate Bonds (Unaffiliated)	11,918.1	85.0	1,080.3	10,922.8
Corporate Bonds (Affiliated)	1,400.0	—	—	1,400.0
Single Entity Backed Obligations (Unaffiliated)	36.8	0.3	1.7	35.4
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	37.0	—	0.6	36.4
Bank Loans — Acquired (Unaffiliated)	1,017.0	7.0	25.7	998.3

Total Issuer Credit Obligations	19,567.4	104.9	2,367.7	17,304.6

Asset-Backed Securities (ABS):
Agency Residential Mortgage-Backed Securities (MBS) — Guaranteed	251.9	—	10.9	241.0
Agency Residential MBS — Not/Partially Guaranteed	26.5	0.4	0.2	26.7
Non-Agency Residential MBS (Unaffiliated)	248.8	2.5	—	251.3
Non-Agency Commercial MBS (Unaffiliated)	497.4	1.3	23.7	475.0
Non-Agency — CLOs/CBOs/CDOs (Unaffiliated)	610.6	1.3	0.1	611.8
Other Financial ABS — Self Liquidating (Unaffiliated)	332.9	2.1	4.8	330.2
Lease-Backed Securities — Practical Expedient (Unaffiliated)	58.4	1.5	—	59.9
Other Non-Financial ABS — Practical Expedient (Unaffiliated)	351.0	2.8	2.8	351.0
Lease-Backed Securities — Full Analysis (Unaffiliated)	189.7	2.0	1.9	189.8
Other Non-Financial ABS — Full Analysis (Unaffiliated)	35.0	—	0.1	34.9

Total Asset-Backed Securities	$2,602.2	$13.9	$44.5	$2,571.6

Total Fixed Maturities	$22,169.6	$118.8	$2,412.2	$19,876.2

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Fixed Maturities:
U.S. Government	$5,266.2	$0.1	$1,395.8	$3,870.5
All Other Governments	194.3	0.9	37.0	158.2
States, Territories & Possessions	30.2	—	8.3	21.9
Political Subdivisions of States & Territories	93.9	0.6	8.1	86.4
Special Revenue & Special Assess. Oblig	531.4	2.7	63.1	471.0
Industrial & Misc. (Unaffiliated)	26,648.6	106.4	2,908.0	23,847.0
Hybrid Securities	55.9	3.1	0.5	58.5
Unaffiliated Bank Loans	1,224.0	11.2	23.3	1,211.9
Parent, Subs. & Affiliates	2,200.0	—	—	2,200.0

Total Fixed Maturities	$36,244.5	$125.0	$4,444.1	$31,925.4

Proceeds from sales of investments in fixed maturities, perpetual preferred stocks and common stocks during 2025, 2024 and 2023 were $3,601.2 million, $1,731.6 million and $5,391.2 million, respectively. Gross gains of $11.7 million, $5.0 million and $8.8 million in 2025, 2024 and 2023, respectively, and gross losses of $65.4 million, $44.9 million and $394.9 million in 2025, 2024 and 2023, respectively, were realized on these sales.

The carrying value and estimated fair value of fixed maturities at December 31, 2025 and 2024 by contractual maturity are as follows (in millions):

	2025
	Carrying Value	Estimated Fair Value
Due in one year or less	$1,422.5	$1,412.0
Due after one year through five years	5,984.3	5,876.1
Due after five years through ten years	4,844.6	4,667.6
Due after ten years through twenty years	5,635.5	4,623.7
Due after twenty years	4,005.7	3,030.5
Mortgage-backed securities	277.0	266.3
Hybrid and other securities	—	—

Total Fixed Maturities	$22,169.6	$19,876.2

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews the Company’s securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

The following table discloses fixed maturities (1,320 issues and 2,101 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2025 and 2024, respectively (in millions):

	Less than 12 Months		12 Months or Longer		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses*
December 31, 2025
Fixed Maturities:
Issuer Credit Obligations:
Corporate Bonds	$652.5	$4.9	$8,409.3	$1,073.2	$9,061.8	$1,078.1
Government Bonds	35.7	2.1	3,067.2	1,043.5	3,102.9	1,045.6
Municipal Bonds	—	—	57.3	20.7	57.3	20.7
Other Issuer Credit Obligations	—	—	—	—	—	—
Specific Instruments	154.5	8.9	186.1	17.2	340.6	26.1
Asset-Backed Securities:
Financial ABS — Self-liquidating	200.7	3.4	651.6	36.4	852.3	39.8
Non-Financial ABS — Full Analysis	—	—	114.0	1.9	114.0	1.9
Non-Financial ABS — Practical Expedient	24.7	—	81.7	2.8	106.4	2.8

Total Fixed Maturities	$1,068.1	$19.3	$12,567.2	$2,195.7	$13,635.3	$2,215.0

*

Foreign exchange, U.S. Treasury Inflation protected securities adjustments and lower of cost or market (valuation allowance) of $197.2 million is included in Gross Unrealized Losses as of December 31, 2025.

	Less than 12 Months		12 Months or Longer		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses*
December 31, 2024
Fixed Maturities:
U.S. Government	$95.7	$3.3	$3,756.6	$1,353.3	$3,852.3	$1,356.6
All Other Governments	6.3	2.2	141.3	37.4	147.6	39.6
States, Territories & Possessions	—	—	21.8	8.3	21.8	8.3
Political Subdivisions of States & Territories	19.8	0.2	22.2	7.9	42.0	8.1
Special Revenue & Special Assess. Oblig	31.7	0.9	282.8	62.3	314.5	63.2
Industrial & Misc. (Unaffiliated)	2,109.0	41.5	15,321.5	2,897.6	17,430.5	2,939.1
Hybrid Securities	10.1	0.3	3.0	0.2	13.1	0.5
Unaffiliated Bank Loans	104.3	3.2	261.1	21.5	365.4	24.7

Total Fixed Maturities	$2,376.9	$51.6	$19,810.3	$4,388.5	$22,187.2	$4,440.1

*	Foreign exchange and lower of cost or market (valuation allowance) of $4.0 million is included in Gross Unrealized Losses as of December 31, 2024.

All contractual payments remain current and the Company has the ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Other than temporary impairments of fixed maturities amounted to $7.1 million, $4.2 million and $64.5 million in 2025, 2024 and 2023, respectively.

The Company’s fixed maturity investments are classified by the NAIC utilizing ratings from 1 to 6. Some securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2025 and 2024, approximately 5.3% and 4.2%respectively, of the Company’s fixed maturities was considered to be other than investment grade.

At December 31, 2025 and 2024, the carrying values of investments held for the production of income which were non-income producing, for the preceding 12 month periods, were $0.5 million and $1.2 million for fixed maturities, respectively.

At December 31, 2025 and 2024, Equitable, in accordance with various government and state regulations, had $4.9 million and $5.3 million, respectively, of cash and securities deposited with government or state agencies.

Equitable is an equity investor in other limited partnership interests which invest primarily in securities with a total carrying value of $3,261.6 million and $2,888.3 million respectively, at December 31, 2025 and 2024.

Subprime Exposure

Subprime residential mortgages are mortgage loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization (“FICO”) scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers’ income. Residential Mortgage Backed Securities (“RMBS”) are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans.

As of December 31, 2025 and 2024, the Company had no direct exposure through investments in subprime mortgage loans.

As of December 31, 2025 and 2024, the Company had no indirect exposure to subprime mortgage risk for collateralized mortgage obligations.

The Company has no underwriting exposure to subprime mortgage risk through Mortgage Guaranty coverage, Financial Guaranty coverage, Directors & Officers liability, Errors and Omissions liability, and any other lines of insurance.

Equitable does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business.

Mortgage Loans

(1)	The maximum and minimum lending rates for mortgage loans during 2025 and 2024 were:

	2025		2024
	Maximum	Minimum	Maximum	Minimum
Commercial loans	7.17%	5.58%	7.80%	5.22%
Agricultural loans	7.15%	5.65%	7.55%	5.70%

(2)

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 71.36% and 67.98% during 2025 and 2024, respectively.

(3)	Taxes, assessments and any amounts advanced and not included in the mortgage loan total (in millions):

2025	2024
$0.1	$2.6

(4)	Age Analysis of Mortgage Loans and Identification of Mortgage Loans in which the Insurer is a Participant or Co-Lender in a Mortgage Loan Agreement ($ in millions):

December 31, 2025	Agriculture			Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
1 . Recorded Investment (All)
(a) Current	$2,597.6	$—	$—	$—	$9,677.2	$203.8	$12,478.6
(b) 30-59 Days Past Due	21.9	—	—	—	—	—	21.9
(c) 60-89 Days Past Due	0.3	—	—	—	—	—	0.3
(d) 90-179 Days Past Due	8.6	—	—	—	—	—	8.6
(e) 180+ Days Past Due	15.0	—	—	—	—	—	15.0
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	$8.6	—	—	—	—	—	$8.6
(b) Interest Accrued	0.1	—	—	—	—	—	0.1
3. Accruing Interest 280+ Days Past Due
(a) Recorded Investment	$15.0	—	—	—	—	—	$15.0
(b) Interest Accrued	0.2	—	—	—	—	—	0.2
4. Interest Reduced
(a) Recorded Investment	$—	—	—	—	—	—	$—
(b) Number of Loans	—	—	—	—	—	—	—
(c) Percent Reduced*	—%	—%	—%	—%	—%	—%	—%
5. Participant or Co-Lender in a mortgage Loan agreement
(a) Recorded Investment	$30.2	$—	$—	$—	$1,825.3	$—	$1,855.5

*	weighted-average % of the aggregated reduced recorded investments

December 31, 2024	Agriculture			Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
1 . Recorded Investment (All)
(a) Current	$2,480.3	$—	$—	$—	$9,828.1	$183.8	$12,492.2
(b) 30-59 Days Past Due	11.6	—	—	—	—	—	11.6
(c) 60-89 Days Past Due	1.2	—	—	—	—	—	1.2
(d) 90-179 Days Past Due	14.7	—	—	—	—	—	14.7
(e) 180+ Days Past Due	54.0	—	—	—	—	—	54.0
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	$14.7	$—	$—	$—	$—	$—	$14.7
(b) Interest Accrued	$0.2	$—	$—	$—	$—	$—	0.2
3. Accruing Interest 280+ Days Past Due
(a) Recorded Investment	18.2	—	—	—	—	—	18.2
(b) Interest Accrued	0.4	—	—	—	—	—	0.4
4. Interest Reduced
(a) Recorded Investment	—	—	—	—	—	—	—
(b) Number of Loans	—	—	—	—	—	—	—
(c) Percent Reduced*	—%	—%	—%	—%	—%	—%	$—
5. Participant or Co-Lender in a mortgage Loan agreement
(a) Recorded Investment	$31.3	$—	$—	$—	$2,206.4	$—	$2,237.7

*	weighted-average % of the aggregated reduced recorded investments

(5)

Investment in Impaired Loans With or Without Allowances for Credit Losses and Impaired Loans Subject to a participant or Co-Lender Mortgage Loan Agreement for which the Reporting Entity is Restricted from Unilaterally Foreclosuring on the Mortgaging Loan (in millions):

	Agriculture			Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
a. Current Year
1. With Allowance for Credit losses	$1.8	—	—	—	715.8	—	$717.6
2. No Allowance for Credit Losses	9.0	—	—	—	—	—	$9.0
3. Total (1 + 2)	$10.8	—	—	—	715.8	—	$726.6
Subject to a Participant or Co-Lender Mortgage Loan Agreement for which the Reporting Entity is Restricted from Unilaterally Foreclosing on the Mortgage Loan	—	—	—	—	—	—	—
b. Prior Year
1. With allowance for Credit Losses	$35.7	$—	$—	$—	$—	$—	$35.7
2. No Allowance for Credit Losses	0.2	—	—	—	—	—	$0.2
3. Total (1 + 2)	$35.9	$—	$—	$—	$—	$—	$35.9
Subject to a Participant or Co-Lender Mortgage Loan Agreement for which the Reporting Entity is Restricted from Unilaterally Foreclosing on the Mortgage Loan	—	—	—	—	—	—	$—

(6)

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash Basis Method of Accounting (in millions):

	Agriculture			Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
a. Current Year
1. Average Recorded Investment	$17.6	—	—	—	$185.9	$—	$203.5
2. Interest Income Recognized	0.3	—	—	—	3.6	—	$3.9
3. Recorded Investments on Nonaccrual Status	$10.8	—	—	—	$—	—	$10.8
4. Amount of Interest Income Recognized Using a Cash Basis Method of Accounting	0.3	—	—	—	$3.7	—	$4.0
b. Prior Year
1. Average Recorded Investment	$29.2	$—	$—	$—	$80.0	$—	$109.2
2. Interest Income Recognized	—	—	—	—	$—	—	$—
3. Recorded Investments on Nonaccrual Status	$35.9	—	—	—	$—	—	$35.9
4. Amount of Interest Income Recognized Using a Cash Basis Method of Accounting	—	—	—	—	$—	—	$—

(7)	Allowance for Credit Losses (in millions):

	Current Year	Prior Year
a. Balance at beginning of period	$84.6	$90.2
b. Additions charged to operations	$103.2	$69.0
c. Direct write-downs charged against the allowances	$—	$(74.6)
d. Recoveries of amounts previously charged off	$(65.6)	$—
e. Balance at end of period	$122.2	$84.6

(8)	Mortgage loans derecognized as a result of foreclosure (in millions):

	Current Year	Prior Year
a. Aggregate amount of mortgage loans derecognized	$—	$108.3

b. Real estate collateral recognized	$—	$53.0

c. Other collateral recognized	$—	$—

d. Receivables recognized from a government guarantee of the foreclosed mortgage loan	$—	$—

(9)	The policy for recognizing interest income on impaired loans, including the method for recording cash receipts:

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loans continue to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

(10)	Loan Modification (in millions):

	Current Year	Prior Year
(1) The total recorded investment in restructured loans, as of year end	$219.0	$65.0

(2) The realized capital losses related to these loans	$5.3	$21.6

(3) Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings	$—	$—

(4)

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans is generally recognized on a cash basis.

(11)	The Company has no reverse mortgages.

Loan-Backed Securities:

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The carrying value and fair value of the Company’s loan-backed securities as of December 31, 2025 was $2,602.2 million and $2,571.6 million, respectively. The carrying value and fair value of the Company’s loan-backed securities as of December 31, 2024 was $5,076.3 million and $4,958.0 million, respectively.

Loan-backed securities with a recognized other than temporary impairment as of December 31, 2025 are as follow and as of December 31, 2024 there were no loan-backed securities with a recognized other than temporary impairment.

		1	2		3
		Amortized Cost Basis before Other than Temporary Impairment (OTTI)	Other than Temporary Impairment Recognized in Loss
			2a Interest	2b Non-interest	Fair Value* 1-(2a+2b)
December 31, 2025
OTTI recognized 1st Quarter
a.	Intent to Sell	$—	—	$—	$—
b.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
c.	Total 1st Quarter	$—	$—	$—	$—
OTTI recognized 2nd Quarter
d.	Intent to Sell	$—	$—	$—	$—
e.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
f.	Total 2nd Quarter	$—	$—	$—	$—
OTTI recognized 3rd Quarter
g.	Intent to Sell	$8.0	$—	$0.7	$7.3
h.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
i.	Total 3rd Quarter	$8.0	$—	$0.7	$7.3
OTTI recognized 4th Quarter
j.	Intent to Sell	$—	$—	$—	$—
k.	Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover amortized cost basis	—	—	—	—
l.	Total 4th Quarter	$—	$—	$—	$—
m.	Annual Aggregate Total	XXX	$—	$0.7	XXX

*	Fair Value reflects the Fair Value at the time of the other-than-temporary-impairment

Each loan-backed security held with a recognized other than temporary impairment recorded as of December 31, 2025, reflecting the present value of cash flows expected to be collected as less than the amortized cost basis of the securities, is as follow:

1 CUSIP	2 Book/Adjusted Carrying Value Amortized Cost before Current Year OTTI	3 Present value of Projected Cash Flows	4 Recognized other- than-temporary- impairment 2-3	5 Amortized Cost after other-than- temporary- impairment 2-4	6 Fair Value at time of OTTI	7 Date of Financial Statement Where Reported
89617AAA3	$8.0	$7.3	$0.7	$7.3	$7.3	9/30/2025
Total	$8.0	$7.3	$0.7	$7.3	$7.3	XXX

All impaired (fair value is less than cost or amortized cost) loan-backed securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss (including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains) as of December 31, 2025 (in millions):

a. The aggregate amount of Unrealized Losses:
1. Less than 12 Months	$3.4

2. 12 Months or Longer	$41.2

b. The aggregate related fair value of securities with Unrealized Losses:
1. Less than 12 Months	$225.4

2. 12 Months or Longer	$847.3

As of December 31, 2025, the $44.6 million of unrealized losses include $0 million of valuation allowance already recognized through surplus.

Dollar Repurchase Agreements and /or Securities Lending Transactions:

1.

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. The agreements require a minimum of 102% and 105% of the fair value of the domestic and foreign securities loaned to be held as collateral. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received.

2.	The Company had no assets pledged as collateral relating to dollar repurchase agreements and/or securities lending transactions as of the reporting date.

3)	Collateral Received

December 31, 2025
Fair Value
a. Aggregate Amount of Collateral Received (in millions)
1. Securities Lending
a. Open	$129.3
b. 30 Days or Less	—
c. 31 to 60 Days	—
d. 61 to 90 Days	—
e. Greater Than 90 Days	—

f. Subtotal	129.3
g. Securities Received	—

h. Total Collateral Received	$129.3

Fair Value
2. Dollar Repurchase Agreement
a. Open	$—
b. 30 Days or Less	—
c. 31 to 60 Days	—
d. 61 to 90 Days	—
e. Greater Than 90 Days	—

f. Subtotal	—
g. Securities Received	—

h. Total Collateral Received	$—

b. The fair value of that collateral and of the portion of that collateral that is has sold or repledged	$129.3

4)	Securities Lending Transactions administered by an affiliated agent: NONE

5)	Collateral Reinvestment

December 31, 2025
	Amortized Cost	Fair Value
a. Aggregate Amount Collateral Reinvested (in millions):
1. Securities Lending
a. Open	$129.3	$129.3
b. 30 Days or Less	—	—
c. 31 to 60 Days	—	—
d. 61 to 90 Days	—	—
e. 91 to 120 Days	—	—
f. 121 to 180 Days	—	—
g. 181 to 365 Days	—	—
h. 1 to 2 Years	—	—
i. 2 to 3 Years	—	—
j. Greater Than 3 Years	—	—

k. Subtotal	$129.3	$129.3
l. Securities Received	—	—

m. Total Collateral Reinvested	$129.3	$129.3

2. Dollar Repurchased Agreement	Cost	Fair Value
a. Open	$—	$—
b. 30 Days or Less	—	—
c. 31 to 60 Days	—	—
d. 61 to 90 Days	—	—
e. 91 to 120 Days	—	—
f. 121 to 180 Days	—	—
g. 181 to 365 Days	—	—
h. 1 to 2 Years	—	—
i. 2 to 3 Years	—	—
j. Greater Than 3 Years	—	—
k. Subtotal	—	—
l. Securities Received	—	—

m. Total Collateral Reinvested	$—	$—

b. The collateral reinvested is held as cash and overnight reverse repurchase investments.	$—	$—

6)

The Company accepted highly liquid U.S. Treasuries as collateral with an estimated fair value of $353.3 million as of December 31, 2025. The Company does not have right to sell or pledge those securities posted as collateral.

7)	Collateral for securities lending transactions that extend beyond one year from the reporting date: NONE

Repurchase Agreements Transactions Accounted for as Secured Borrowing: Company Policies or Strategies for Repo Programs ($ in millions):

1.	Type of Repo Trades Used

	1 First Quarter	2 Second Quarter	3 Third Quarter	4 Fourth Quarter
a. Bilateral (YES/NO)	Yes	No	No	No
b. Tri-Party (YES/NO)	No	No	No	No

2.	Maturity Time Frame

a. Maximum Amount	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
1. Open - No Maturity	—	—	—	—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. >1 Week to 1 Month	—	—	—	—
5. >1 Month to 3 Months	$304.7	$—	$—	$—
6. >3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance	—	—	—	—
1. Open - No Maturity	—	—	—	—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. >1 Week to 1 Month	—	—	—	—
5. >1 Month to 3 Months	—	—	—	—
6. >3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

3.	Fair Value Securities Sold and/or Acquired that Resulted in Default: NONE

4.	Securities “Sold” Under Repo - Secured Borrowing:

a. Maximum Amount	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
1. BACV	—	—	—	—
2. Nonadmitted – Subset of BACV	—	—	—	—
3. Fair Value	$315.8	$—	$—	$—
b. Ending Balance	—	—	—	—
1. BACV	—	—	—	—
2. Nonadmitted – Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

5.	Securities Sold Under Repo - Secured Borrowing by NAIC Designation: NONE

6.	Collateral Received - Secured Borrowing:

a. Maximum Amount	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
1. Cash	$304.7	$—	$—	$—
2. Securities (FV)	—	—	—	—
b. Ending Balance
1. Cash	—	—	—	—
2. Securities (FV)	—	—	—	—

7.	Cash & Non-Cash Collateral Received - Secured Borrowing by NAIC Designation: NONE

8.	Allocation of Aggregate Collateral by Remaining Contractual Maturity: NONE

9.	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity: NONE

10.	Liability to Return Collateral - Secured Borrowing (Total)

a. Maximum Amount	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
1. Cash (Collateral – All)	$304.7	$—	$—	$—
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral – All)	—	—	—	—
2. Securities Collateral (FV)	—	—	—	—

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing: NONE

Repurchase Agreements Transactions Accounted for as a Sale Repurchase Transaction - Cash Taker - Overview of Sale Transactions: NONE

Reverse Repurchase Agreements Transactions Accounted for as a Sale Repurchase Transaction - Cash Taken - Overview of Sale Transactions: NONE

Real Estate:

Equitable recognized no impairment losses in 2025, 2024 or 2023.

Equitable has no held for sale real estate investments in the year ended December 31, 2025 or 2024.

Equitable does not engage in retail land sales operations.

Low income housing tax credit (“LIHTC”) included in Other Invested Assets:

1.	The Company has no unexpired tax credits.

2.	The Company did not receive a current benefit for LIHTC in 2025 or 2024.

3.	LIHTC assets are not subject to any regulatory review.

4.	The Company’s carrying value of its LIHTC assets are $0.0 million as of December 31, 2025.

5.	The LIHTC asset is less than 10% of the total admitted assets of the Company.

6.	The Company did not recognize any impairment loss with respect to its LIHTC assets during 2025 or 2024.

7.	The Company amortized $0.0 million of asset during 2025.

8.	The Company did not incur any write-down or reclassifications due to the forfeiture or ineligibility of any tax credits during 2025 or 2024.

Restricted Assets:

1. Restricted Assets (including Pledged) ($ in millions):

	Gross (Admitted & Nonadmitted) Restricted							Current Year 2025
	Current Year 2025					2024				Percentage
	1	2	3	4	5	6	7	8	9	10	11
	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	$—	XXX	XXX
b. Collateral held under security lending agreements	$129.3	$—	$138.0	$—	$267.3	$116.9	$150.4	$—	$267.3	0.150	0.151
c. Subject to repurchase agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
d. Subject to reverse repurchase agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
e. Subject to dollar repurchase agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
f. Subject to dollar reverse repurchase agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
g. Placed under option contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
h. Letter stock or securities restricted as to sale - excluding FHLB capital stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
i. FHLB capital stock	$322.7	$—	$—	$—	$322.7	$336.0	$(13.3)	$—	$322.7	0.181	0.182
j. On deposit with states	$4.9	$—	$—	$—	$4.9	$5.3	$(0.4)	$—	$4.9	0.003	0.003
k. On deposit with other regulatory bodies	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
l. Pledged collateral to FHLB (including assets backing funding agreements)	$11,900.3	$—	$—	$—	$11,900.3	$11,523.7	$376.6	$—	$11,900.3	6.672	6.721
m. Pledged as collateral not captured in other categories	$915.2	$—	$427.0	$—	$1,342.2	$1,769.6	$(427.4)	$—	$1,342.2	0.752	0.758
n. Other restricted assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	—	—
o. Collateral Assets Received and on Balance Sheet	$6,202.1	$—	$—	$—	$6,202.1	$8,173.0	$(1,970.9)	$—	$6,202.1	3.477	3.503
p. Assets held under Modco Reinsurance Agreements	$3,054.8	$—	$7,583.9	$—	$10,638.7	$—	$10,638.7	$—	$10,638.7	5.964	6.009
q. Assets held under Funds Withheld Reinsurance Agreements	$5,406.8	$—	$—	$—	$5,406.8	$—	$5,406.8	$—	$5,406.8	3.031	3.054
r. Total Restricted Assets (Sum of a through q)	$27,936.1	$—	$8,148.9	$—	$36,085.0	$21,924.5	$14,160.5	$—	$36,085.0	20.230	20.381

(a)	Subset of Column 1	(b)	Subset of column 3
(c)	Column 5 divided by Asset Page, Column 1, Line 28	(d)	Column 9 divided by Asset Page, Column 3, Line 28

2.

Detail of Assets Pledged as Collateral Not Captured in Other Categories (Contracts that Share Similar Characteristics, Such as Reinsurance (excluding modco/FWH) and Derivatives, are Reported in the Aggregate) ($ in millions):

	Gross (Admitted & Nonadmitted) Restricted							8	Percentage
	Current Year
	1	2	3	4	5	6	7		9	10
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
DERIVATIVE COLLATERAL	$915.2	$—	$427.0	$—	$1,342.2	$1,769.6	$(427.4)	$1,342.2	0.752	0.758
Total (c)	$915.2	$—	$427.0	$—	$1,342.2	$1,769.6	$(427.4)	$1,342.2	0.752	0.758
Amount of Total pledged under derivative contracts	$—	$—	$—	$—	$—	$—	$—	$—	XXX	XXX
Total Excluding Derivative Collateral (Total minus amount of total pledged under derivative contracts)	$915.2	$—	$427.0	$—	$1,342.2	$1,769.6	$(427.4)	$1,342.2	XXX	XXX

(a)	Subset of Column 1	(b)	Subset of column 3
(c)	Total Line for Columns 1 through 7 should equal 5L(1)m Columns 1 through 7 respectively and Total Line for Columns 8 through 10 should equal 5H(1)m Columns 9 through 11 respectively.

3.	Detail of Other Restricted Assets (Contracts that Share Similar Characteristics, Such as Reinsurance (exclude modco/FWH) and Derivatives, are Reported in the Aggregate): NONE

4.	Collateral Received and Assets Held under Modco/Funds Withheld (FWH) Reinsurance Agreements Reflected as Assets Within the Reporting Entity’s ($ in millions):

	1	2	3	4	5	6	7	8
Assets	BACV Collateral ***	BACV Modco ****	BACV FWH *****	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
General Account:
a. Cash, Cash Equivalents and Short-Term Investments	$6,202.1	$15.0	$171.0	$6,202.1	$15.0	$171.1	13.530	13.918
b. Schedule D, Part 1, Section 1	$—	$1,964.7	$2,300.7	$—	$1,923.2	$2,107.8	9.034	9.293
c. Schedule D, Part 1, Section 2	$—	$1.1	$411.7	$—	$1.1	$395.3	0.874	0.899
d. Schedule D, Part 2, Sec. 1	$—	$—	$—	$—	$—	$—	—	—
e. Schedule D, Part 2, Sec. 2	$—	$—	$—	$—	$—	$—	—	—
f. Schedule B	$—	$1,074.0	$2,523.4	$—	$977.7	$2,293.2	7.619	7.838
g. Schedule A	$—	$—	$—	$—	$—	$—	—	—
h. Schedule BA, Part 1	$—	$—	$—	$—	$—	$—	—	—
i. Schedule DL, Part 1	$—	$—	$—	$—	$—	$—	—	—
j. Other	$—	$—	$—	$—	$—	$—	—	—

k. Total Assets (a+b+c+d+e+f+g+h+i+j)	$6,202.1	$3,054.8	$5,406.8	$6,202.1	$2,917.0	$4,967.4	31.057	31.948

l. Percentage to Total FWH Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Separate Account:
m. Cash, Cash Equivalents and Short-Term Investments	$—	$472.9	$—	$—	$472.9	$—	0.361	0.361
n. Schedule D, Part 1, Section 1	$—	$2,702.6	$—	$—	$2,384.9	$—	2.061	2.061
o. Schedule D, Part 1, Sec. 2	$—	$1,639.8	$—	$—	$1,544.2	$—	1.250	1.250
p. Schedule D, Part 2, Sec. 1	$—	$4.8	$—	$—	$4.8	$—	0.004	0.004
q. Schedule D, Part 2, Sec. 2	$—	$—	$—	$—	$—	$—	—	—
r. Schedule B	$—	$2,763.8	$—	$—	$2,610.9	$—	2.107	2.107
s. Schedule A	$—	$—	$—	$—	$—	$—	—	—
t. Schedule BA, Part 1	$—	$—	$—	$—	$—	$—	—	—
u. Schedule DL, Part 1	$—	$—	$—	$—	$—	$—	—	—
v. Other	$—	$—	$—	$—	$—	$—	—	—

w. Total Assets (m+n+o+p+q+r+s+t+u+v)	$—	$7,583.9	$—	$—	$7,017.7	$—	5.783	5.783

x. Percentage to Total FWH Assets (including Modco)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

*	k = Sum of Columns 1, 2, and 3 divided by Asset Page, Line 26 (Column 1)
*	w =Sum of Column 1, 2, and 3 divided by Asset Page, Line 27 (Column 1)
**	k = Sum of Columns 1, 2, and 3 divided by Asset Page, Line 26 (Column 3)
**	w = Sum of Columns 1, 2, and 3 divided by Asset Page, Line 27 (Column 3)
***	k (Collateral BACV) should equal Note 5L(1) Column 1, Line o.
w (Collateral BACV) should equal Note 5L(1) Column 2, Line o.
****	k (Modco BACV) should equal Note 5L(1) Column 1, Line p.
w (Modco BACV) should equal Note 5L(1) Column 2, Line p.
*****	k (FWH BACV) should equal Note 5L(1) Column 1, Line q.
w (FWH BACV) should equal Note 5L(1) Column 2, Line q.

Assets	9 Book/Adjusted Carrying Value (BACV)	10	11	12	13	14	15
		Related Party Code
	FWH Including Modco	1	2	3	4	5	6
General Account:
a. Cash, Cash Equivalents and Short-Term Investments	$186.0	$—	$—	$186.0	$—	$—	$—
b. Schedule D, Part 1, Section 1	$4,265.4	$—	$—	$—	$—	$—	$4,265.4
c. Schedule D, Part 1, Section 2	$412.8	$—	$—	$—	$—	$—	$412.8
d. Schedule D, Part 2, Sec. 1	$—	$—	$—	$—	$—	$—	$—
e. Schedule D, Part 2, Sec. 2	$—	$—	$—	$—	$—	$—	$—
f. Schedule B	$3,597.4	$—	$—	$—	$—	$—	$3,597.4
g. Schedule A	$—	$—	$—	$—	$—	$—	$—
h. Schedule BA, Part 1	$—	$—	$—	$—	$—	$—	$—
i. Schedule DL, Part 1	$—	$—	$—	$—	$—	$—	$—
j. Other	$—	$—	$—	$—	$—	$—	$—

k. Total Assets (a+b+c+d+e+f+g+h+i+j)	$8,461.6	$—	$—	$186.0	$—	$—	$8,275.6

l. Percentage to Total FWH Assets (including Modco)	100.000	—	—	2.198	—	—	97.802
Separate Account:
m. Cash, Cash Equivalents and Short-Term Investments	$472.9	$—	$—	$472.9	$—	$—	$—
n. Schedule D, Part 1, Section 1	$2,702.6	$—	$—	$—	$—	$—	$2,702.7
o. Schedule D, Part 1, Sec. 2	$1,639.8	$—	$—	$—	$—	$—	$1,639.8
p. Schedule D, Part 2, Sec. 1	$4.8	$—	$—	$—	$—	$—	$4.6
q. Schedule D, Part 2, Sec. 2	$—	$—	$—	$—	$—	$—	$—
r. Schedule B	$2,763.8	$—	$—	$—	$—	$—	$2,763.8
s. Schedule A	$—	$—	$—	$—	$—	$—	$—
t. Schedule BA, Part 1	$—	$—	$—	$—	$—	$—	$—
u. Schedule DL, Part 1	$—	$—	$—	$—	$—	$—	$—
v. Other	$—	$—	$—	$—	$—	$—	$—

w. Total Assets (m+n+o+p+q+r+s+t+u+v)	$7,583.9	$—	$—	$472.9	$—	$—	$7,110.9

x. Percentage to Total FWH Assets (including Modco)	100.000	—	—	6.235	—	—	93.765

	Amount	% of Liability to Total Liabilities *
y. Recognized Obligation to Return Collateral Asset (General Account)	$—	—%
z. Recognized Obligation to Return Collateral Asset (Separate Account)	$—	—%
aa. Recognized Obligation for Modco assets (General Account)	$—	—%
bb. Recognized Obligation for Modco assets (Separate Account)	$—	—%
cc. Recognized Obligation for FWH (excluding Modco) assets (General Account)	$—	—%
dd. Recognized Obligation for FWH (excluding Modco) assets (Separate Account)	$—	—%

*	y+aa+cc = Column 1 divided by Liability Page, Line 26 (Column 1)
z+bb+dd = Column 1 divided by Liability Page, Line 27 (Column 1)

5.

Disclose whether any of the assets held as collateral or under modified coinsurance (Modco) or funds withheld reinsurance (FWH) agreements have been pledged for another purpose specific to the insurance reporting entity (not for the benefit of the reinsurer). For example, if the insurance reporting entity has used these assets as the collateral in a securities lending agreement, a repo transaction, pledged as collateral to the FHLB, etc. (For Modco/FWH assets, items pledged on behalf of the reinsurer shall not be captured) ($ in millions):

	Collateral Held	Modco	FWH
a. Securities Lending	$—	$83.5	$3.8
b. Repo / repurchase Agreements	$—	$—	$—
c. Placed under option contracts	$—	$—	$—
d. On deposit with states	$—	$—	$0.7
e. On deposit with other regulatory bodies	$—	$—	$—
f. Pledged as collateral to FHLB (including assets backing funding agreements)	$—	$—	$—
g. Pledged as collateral not captured in other categories	$—	$488.5	$111.3
h. Total (a+b+c+d+e+f+g)	$—	$572.0	$115.8

Working Finance Capital Investments:

The Company does not have any working capital finance investments as of December 31, 2025 and 2024.

Offsetting and Netting of Assets and Liabilities (in millions):

	Gross Amounts Recognized	Amount Offset	Net Amount Presented on Balance Sheets
ASSETS
Total Derivatives *	$657.2	$180.6	$476.6
LIABILITIES
Total Derivatives	$180.6	$180.6	$—

*	Fair value includes $57.8 million of due and accrued investment income.

5GI Securities ($ in millions):

	Number of 5* Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
(1) Bonds - AC	6	5	$34.7	$68.1	$37.7	$70.0
(2) LB & SS - AC	—	—	—	—	—	—
(3) Preferred Stock - AC	—	—	—	—	—	—
(4) Preferred Stock - FV	—	—	—	—	—	—
(5) Total (1 + 2 + 3 + 4)	6	5	34.7	$68.1	37.7	$70.0

AC - Amortized Cost, FV - Fair Value

Short Sales: NONE

Prepayment Penalty and Accelerations Fees ($ in millions):

	2025		2024		2023
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
(1)Number of CUSIPs	15	8.0	15.0	11.0	17.0	5.0
(2)Aggregate Amount of Investment Income	$0.8	$1.6	$2.8	$3.7	$0.4	$0.2

Share of Cash Pool by Asset Type:

Asset Type	Percent share
(1) Cash	—%
(2) Cash Equivalents	—%
(3) Short-Term Investments	—%
(4) Total	—%

Reporting Net Negative (Disallowed) Interest Maintenance Reserve ($ in millions):

1. Net Negative (disallowed) IMR:

	2025	2024
General Account	$(196.2)	$(110.7)

Insulated Separate Account	$(0.1)	$(0.2)

Non-insulated Separate Account	$70.7	$129.0

Total	$(125.6)	$18.1

2. Negative (disallowed) IMR admitted:

	2025	2024
General Account	$—	$(110.7)

Insulated Separate Account	$—	$(0.2)

Non-insulated Separate Account	$—	$129.0

Total	$—	$18.1

3. Calculated adjusted capital and surplus:

	2025	2024
Prior Period General Account Capital & Surplus	$2,270.6	$807.2

From Prior Period SAP Financials	$—	$—

Net Positive Goodwill (admitted)	$—	$—

EDP Equipment & Operating system Software (admitted	$12.8	$14.4

Net DTAs (admitted)	$299.5	$107.0

Net Negative (disallowed) IMR (admitted)	$—	$37.6

Adjusted Capital & Surplus	$1,958.3	$648.2

4. Percentage of adjusted capital and surplus:

	2025	2024
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate account to adjusted capital and surplus	NA	2.8%

5.	Allocated gains/losses to IMR from derivatives:

	2025		2024
	Gains	Losses	Gains	Losses
Unamortized Fair Value Derivative Gains & Losses Realized to IMR - Prior Period	—	—	—	—

Fair Value Derivative Gains & Losses Realized to IMR - Added in Current Period	—	—	—	—

Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—	—	—

Unamortized Fair Value Derivative Gains & Losses Realized to IMR - Current Period Total	—	—	—	—

The Company attests to the following statements:

i.	Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

ii.	IMR losses for fixed income related derivatives - Not applicable.

iii.	Any deviation to 13.c.i is because of a temporary and transitory timing issue or related to a specific event.

iv.	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures. Net Negative (disallowed) IMR..

Realized Capital Gains (Losses):

The following table summarizes the realized capital gains (losses) for the years ended December 31, 2025, 2024 and 2023 (in millions):

	2025	2024	2023
Fixed maturities	$(1,655.2)	$(49.0)	$(444.2)
Perpetual preferred stocks	(27.4)	(3.5)	$(3.0)
Derivative instruments pre-SSAP 108	(183.9)	(94.9)	$(314.6)
Derivative SSAP 108 deferral	35.0	(40.4)	$284.2
Derivative instruments - SSAP 108 amortization	(370.0)	(362.2)	$(363.9)
Mortgage loans	(68.7)	(76.9)	$0.1
Common stocks and Other invested assets	(37.6)	(13.7)	$(57.1)
Amounts transferred to IMR	1,421.3	25.2	$300.2
Tax credits (expense)	109.0	104.5	$84.4

Net Realized Capital Gains (Losses)	$(777.5)	$(510.9)	$(513.9)

Loan Modification

The Company invests in commercial and agricultural mortgage loans included in the balance sheet as Mortgage Loans on real estate and privately negotiated fixed maturities included in the balance sheet as Fixed Maturities. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructuring when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the troubled debt restructuring. A credit allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. At December 31, 2025 and 2024, the Company had $219.0 million and $65.0 million, respectively, commercial or agricultural mortgage loans accounted for as troubled debt restructurings. At December 31, 2025 and 2024, the Company had no fixed maturities accounted for as troubled debt restructuring. These troubled debt restructurings did not have subsequent payment defaults nor additional commitments to lend.

Wash Sales

The details by NAIC designation 3 or below, or unrated of securities sold during the year ended December 31, 2025 and 2024 re-acquired within 30 days of the sale date are ($ in millions):

December 31, 2025
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Repurchased	Gain (Loss)
Bonds	—	—	$ —	$ —	$ —
Bonds	—	—	$ —	$ —	$ —

December 31, 2024
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Repurchased	Gain (Loss)
Bonds	3	4	$2.6	$2.5	$(0.1)
Bonds	4	13	$5.7	$5.7	$—

4)	JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

Equitable has no investments in joint ventures, partnerships and limited liability companies that exceed 10% of Equitable’s admitted assets. Writedowns of $39.7 million, $34.9 million and $72.0 million were recorded as realized losses for equity partnerships in 2025, 2024 and 2023, respectively.

5)	INVESTMENT INCOME

The following table summarizes the net investment income for December 31, 2025, 2024 and 2023 (in millions):

	2025	2024	2023
Fixed maturities	$1,225.3	$1,554.6	$1,711.4
Perpetual preferred stocks	12.2	16.9	19.1
EIMG dividends	302.0	324.0	307.0
Derivative instruments	(1,201.2)	(1,898.0)	(2,024.0)
Mortgage loans	614.8	592.9	566.6
Real estate	8.0	4.0	—
Policy loans	145.7	190.8	188.4
Common stocks and Other invested assets	149.6	200.6	153.8
Other investment income	(29.0)	116.4	93.8
Investment expense	(237.4)	(245.8)	(256.1)
Interest expense	(321.0)	(408.3)	(245.5)
Amortization of IMR	(19.1)	(25.5)	(28.7)

Net Investment Income*	$649.9	$422.6	$485.8

*

Effective April 1, 2023, under the 2023 Reinsurance Treaty, $(947.2) million, $(1,290.4) million and $(861.0) million of net investment income was ceded to EFLOA in December 31, 2025, 2024 and 2023, respectively, included within the line item titled “Funds withheld reinsurance ceded interest credited” within the Statutory Statements of Summary of Operations.

Due and accrued income was excluded from investment income on the following bases:

•	Mortgage loans - on loans in foreclosure or where collection of interest is uncertain.

•	Securities - as recommended by Holdings’ Investments Under Surveillance Committee.

•	Real estate - where rent is in arrears more than three months or is deemed uncollectible.

The total amount of due and accrued income excluded was $23.6 million, $18.3 million and $15.1 million as of December 31, 2025, 2024 and 2023, respectively.

The gross, nonadmitted and admitted amounts for interest income due and accrued (in millions).

	2025	2024
(1) Gross amount for interest income due and accrued.	$366.7	$507.6
(2) Nonadmitted amount for interest income due and accrued.	—	—

(3) Admitted amount for interest income due and accrued.	$366.7	$507.6

Aggregate deferred interest - None

The December 31, 2025 and 2024 cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance was $52.4 million and $38.3 million, respectively.

6)	DERIVATIVE INSTRUMENTS

A. The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by the NYDFS. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS, which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer certain variable annuity products with guarantee minimum benefits (“GMxB”) features. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

The Company has in place an economic hedge program using interest rate swaps and U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

The Company hedges crediting rates in the Structured Capital Strategies (“SCS”) variable annuity, Structured Investment Option in the EQUI-VEST® variable annuity series (“SIO”), Market Stabilizer Option® (“MSO”) in the variable life insurance products and Indexed Universal Life (“IUL”) insurance products. These products permit the contract owner to participate in the performance of an index, ETFs or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment. Effective 1/1/2017, with the approval of the NYDFS, the company moved its SCS derivative-hedges from the General Account to the Separate Account.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

Derivatives used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds.

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives utilized for General Account Investment Portfolio

The Company purchased CDS to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

The Company purchased 30-year Treasury Inflation Protected Securities (“TIPS”) and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

Derivatives Utilized to Hedge Exposure to Foreign Currency Denominated Cash Flows

The Company purchases private placement debt securities and issues funding agreements in the FABN program in currencies other than its functional US dollar currency. The Company enters into cross currency swaps with external counterparties to hedge the exposure of the foreign currency denominated cash flows of these instruments. The foreign currency received from or paid to the cross currency swap counterparty is exchanged for fixed US dollar amounts with improved net investment yields or net product costs over equivalent US dollar denominated instruments issued at that time. The transactions are accounted for as cash flow hedges when they are designated in hedging relationships and qualify for hedge accounting. The first cross currency swap hedges were designated and applied hedge accounting during the quarter ended June 30, 2021.

At December 31, 2025 and 2024, respectively, the Company held $6,346.0 million and $8,305.3 million of collateral held for open derivative contracts which are classified as Amounts withheld by company as agent or trustee in the Statements of Assets, Liabilities, Surplus and Other Funds.

The table below summarizes the amount of Equitable’s investment in financial instruments (in millions):

	Assets		Liabilities
	2025(a)	2024(a)	2025	2024
a. Swaps	$50.8	$97.6	$49.7	$46.8
b. Futures	375.8	$262.6	—	—
c. Options	230.6	$193.4	130.9	105.7
d. Swaptions	—	$—	—	—

e. Total	$657.2	$553.6	$180.6	$152.5

(a)	2025 and 2024 includes $57.8 million and $66.8 million, respectively, of due and accrued investment income.

At December 31, 2025 and 2024, the notional amount was $29.0 billion and $34.4 billion, respectively.

B.	Derivatives Under SSAP No. 108 - Derivative Hedging Variable Annuity Guarantees

(1)	Discussion of Hedged Item/Hedging Instruments and Hedging Strategy:

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that underperformance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support. For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. Derivative contracts are managed to correlate with changes in the present value of the GMxB features that result from financial markets movements.

Under our VM-21 compliant Clearly Defined Hedging Strategy (CDHS), 100% of the interest rate risk of the GMXB features are hedged via a portfolio of duration-matched treasury futures, interest rate swaps, total return swaps on treasuries, and general account assets. Our hedging strategy is unchanged from the prior reporting period, and the total return on the derivative portfolio has been highly effective in covering the target rho of the hedged obligation. The hedge effectiveness is measured in accordance with the requirements outlined in SSAP108, inclusive of the previously described permitted methodology allowing the consideration of the interest rate risk hedged with general account assets, and assesses the change in fair value of hedge target due to interest rate fluctuation against the change in value of the portfolio of designated hedge derivatives due to rates.

(2)	Recognition of Gains/Losses and Deferred Assets and Liabilities (in millions):

a.	Scheduled Amortization

	Deferred Assets	Deferred Liabilities
1 2026	$(271.8)	$58.8
2 2027	(78.2)	17.6
3 2028	(25.9)	17.6
4 2029	(15.0)	5.1
5 2030	(2.6)	0.4
6 2031	—	—
7 2032	—	—
8 2033	—	—

Total	$(393.5)	$99.6

b. Total Deferred Balance*	$(293.9)
* Should agree to column 19 of Schedule DB, Part E
c. Reconciliation of Amortization
1. Prior year total deferred balance	646.6
2. Current year amortization	370.0
3. Current year deferred recognition	(17.3)
4. Ending deferred balance [1-(2+3)]	$293.9
d. Open Derivative Removed from SSAP No. 108 and Captured in Scope of SSAP No.86	NA
e. Open Derivative Removed from SSAP No. 86 and Captured in Scope of SSAP No. 108	NA

(3)	Hedging Strategies Identified as No Longer Highly Effective - NA

(4)	Hedging Strategies Terminated - NA

7)	INCOME TAXES

A. 1. The components of net deferred income tax assets/ (liability) as of December 31, 2025 are as follows (in millions):

	2025			2024			Change
	1 Ordinary	2 Capital	3 (Col 1+2) Total	4 Ordinary	5 Capital	6 (Col 4+5) Total	7 (Col 1-4) Ordinary	8 (Col 2-5) Capital	9 (Col 7+8) Total
a. Gross deferred tax assets	$1,472.0	$997.0	$2,469.0	$1,806.9	$244.5	$2,051.4	$(334.9)	$752.5	$417.6
b. Statutory valuation allowance adjustment	$—	$769.3	$769.3	$—	$—	$—	$—	$769.3	$769.3
c. Adjusted gross deferred tax assets (1a-1b)	$1,472.0	$227.7	$1,699.7	$1,806.9	$244.5	$2,051.4	$(334.9)	$(16.8)	$(351.7)
d. Deferred tax assets nonadmitted	$919.0	$227.7	$1,146.7	$1,343.4	$243.4	$1,586.8	$(424.4)	$(15.7)	$(440.1)
e. Subtotal net admitted deferred tax asset (1c-1d)	$553.0	$—	$553.0	$463.5	$1.1	$464.6	$89.5	$(1.1)	$88.4
f. Deferred tax liabilities	$—	$277.2	$277.2	$—	$353.0	$353.0	$—	$(75.8)	$(75.8)
g. Net admitted deferred tax assets/(net deferred tax liability) (1e-1f)	$553.0	$(277.2)	$275.8	$463.5	$(351.9)	$111.6	$89.5	$74.7	$164.2

2. Admission Calculation Components SSAP No. 101 (in millions):

	2025			2024			Change
	1 Ordinary	2 Capital	3 (Col 1+2) Total	4 Ordinary	5 Capital	6 (Col 4+5) Total	7 (Col 1-4) Ordinary	8 (Col 2-5) Capital	9 (Col 7+8) Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below:	$275.8	$—	$275.8	$111.6	$—	$111.6	$164.2	$—	$164.2
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	$280.2	XXX	XXX	$111.6	XXX	XXX	$168.6
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	$277.2	$—	$277.2	$351.9	$1.1	$353.0	$(74.7)	$(1.1)	$(75.8)
d. Deferred tax assets admitted as the result of application of SSAP 101.Total (2(a)+2(b)+2(c)	$553.0	$—	$553.0	$463.5	$1.1	$464.6	$89.5	$(1.1)	$88.4

3. Other Admissibility Criteria ($ in millions):

		2025	2024
a.	Ratio percentage used to determine recovery period and threshold limitation amount	676.4%	406.7%
b.	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$2,921.4	$1,993.1

4. Impact of Tax Planning Strategies (in millions):

a.	Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage.

	2025		2024		Change
	1 Ordinary	2 Capital	3 Ordinary	4 Capital	5 (Col. 1-3) Ordinary	6 (Col. 2-4) Capital
1. Adjusted gross DTAs amount from Note 7A1(c)	$1,472.0	$227.7	$1,806.9	$244.5	$(334.9)	$(16.8)
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	$—	$—	—	—	—	—
3. Net Admitted Adjusted Gross DTAs amount from Note 7A1(e)	$553.0	$—	$463.5	$1.1	$89.5	$(1.1)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—	—	—	—	—	—

b.	The Company’s tax planning strategies does not include the use of reinsurance.

B.	Deferred Tax Liabilities Not Recognized

There are no deferred tax liabilities which are not recognized.

C.	Current income taxes incurred consist of the following major components:

1) Current Income Tax (in millions)::

	2025	2024	2023
a. Federal	$129.4	$118.9	$120.9
b. Foreign	—	—	0.9
c. Subtotal	129.4	118.9	121.8
d. Federal income tax on net capital gains	(109.0)	(104.5)	(84.4)
e. Utilization of capital loss carry-forwards	—	—	—
f. Other	4.1	12.0	(15.3)
g. Federal and Foreign income taxes incurred	$24.5	$26.4	$22.1

2) Deferred Tax Assets (in millions):

	1 2025	2 2024	(Col 1-2) Change
a. Ordinary:
1. Discounting of unpaid losses	$—	$—	$—
2. Unearned premium reserve	—	—	—
3. Policyholder reserves	(75.4)	104.8	(180.2)
4. Investments	—	—	—
5. Deferred acquisition costs	267.9	202.4	65.5
6. Policyholder dividends accrual	18.0	20.3	(2.3)
7. Fixed assets	—	—	—
8. Compensation and benefits accrual	(44.4)	(79.9)	35.5
9. Pension accrual	—	—	—
10. Receivables - nonadmitted	—	—	—
11. Net operating loss carry-forward	929.7	1,396.8	(467.1)
12. Tax credit carry-forward	35.0	125.8	(90.8)
13. Other	341.2	36.7	304.5
99. Subtotal (sum of 2a1 through 2a13)	$1,472.0	$1,806.9	$(334.9)

	1 2025	2 2024	(Col 1-2) Change
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	919.0	1,343.4	(424.4)
d. Admitted ordinary deferred tax assets (2a99-2b-2c)	$553.0	$463.5	$89.5
e. Capital:
1. Investments	$764.7	$243.4	$521.3
2. Net capital loss carry-forward	232.3	1.1	231.2
3. Real estate	—	—	—
4. Other	—	—	—
99. Subtotal (2e1+2e2+2e3+2e4)	$997.0	$244.5	$752.5
f. Statutory valuation allowance adjustment	769.3	—	769.3
g. Nonadmitted	227.7	243.4	(15.7)
h. Admitted capital deferred tax assets (2e99-2f-2g)	—	1.1	(1.1)
i. Admitted deferred tax assets (2d+2h)	$553.0	$464.6	$88.4

3) Deferred Tax Liabilities (in millions):

	2025	2024	(Col 1-2) Change
a. Ordinary:
1. Investments	—	—	$—
2. Fixed assets	—	—	—
3. Deferred and uncollected premium	—	—	—
4. Policyholder reserves	—	—	—
5. Other	—	—	—
99. Subtotal (3a1+3a2+3a3+3a4+3a5)	—	—	—
b. Capital:			—
1. Investments	277.2	353.0	(75.8)
2. Real estate	—	—	—
3. Other	—	—	—
99. Subtotal	277.2	353.0	(75.8)
c. Deferred tax liabilities (3a99+3b99)	$277.2	$353.0	$(75.8)

4)

Net Deferred Tax Assets (2i – 3c)	$275.8	$111.6	$164.2

The change in net deferred income taxes is comprised of the following (in millions):

	2025	2024	Change
Total deferred tax assets	$2,469.0	$2,051.4	$417.6
Total deferred tax liabilities	$(277.2)	$(353.0)	$75.8

Net deferred tax assets/(liabilities)	$2,191.8	$1,698.4	$493.4
Statutory valuation allowance adjustment	$(769.3)	$—	$(769.3)

Net deferred tax assets/(liabilities) after SVA	$1,422.5	$1,698.4	$(275.9)
Tax effect of unrealized gains (losses)			$48.8
Balance Sheet Reclass from Deferred to Current - EIMG Payments			$73.3

Increase (decrease) in net deferred tax asset (liability)			$(153.8)

D. Reconciliation of Federal Income Tax Rate to Actual Effective Rate.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/losses. The significant items causing this difference are as follows (in millions):

Description	2025	2024	2023
Income Before Taxes (Including all Capital Gains/(Losses)	$(168.4)	$(105.8)	$(346.3)
Dividends from affiliates	(63.4)	(68.0)	(64.5)
Audit reserve adjustments	24.6	26.4	22.0
Prior year adjustments	18.0	(11.4)	(45.0)
Change in not admitted reinsurance	—	—	0.4
Incurred tax items in surplus	4.1	12.0	(15.4)
Non-taxable investment income	(52.6)	(54.5)	(64.0)
IMR capital gains and amortization	(771.3)	0.1	(57.6)
Corporate owned life insurance	(15.4)	(18.5)	(11.9)
Equity Plan Adjustment	(22.1)	(11.2)	(9.3)
Nondeductible Expenses	11.3	4.2	4.8
Change in not admitted assets	(5.9)	(2.3)	(6.1)
IMR Ceded	192.4	2.6	5.6
Changes in surplus as a result of reinsurance	278.9	(50.1)	(42.9)
Tax Credits	(19.3)	(22.8)	52.4
Statutory valuation allowance adjustment	769.2	—	—
Other	(1.8)	(25.7)	(6.4)

Total statutory taxes	$178.3	$(325.0)	$(584.2)

Federal and Foreign Income Taxes Incurred (see Section C.1)	20.4	14.4	37.3
Change in net deferred income tax (see Section C.4)	153.8	(351.4)	(606.1)
Incurred tax items in surplus	4.1	12.0	(15.4)

	$178.3	$(325.0)	$(584.2)

E. Operating Loss and Tax Credit Carryforwards and Protective Tax Deposits

The Company has net operating losses of $4,427.1 million, generated from 2018 to 2024 and will not expire. The Company has tax credit carryforwards of $35.0 million generated from 2018 to 2024, and will start to expire in 2028.

At December 31, 2025, the Company has a capital loss of $1,106.1 million generated from 2024 to 2025, and can be carried forwards for 5 years which will start to expire in year 2029..

At December 31, 2025, the Company had no AMT credit carryforwards.

Income taxes, ordinary and capital, for 2025, 2024 and 2023 that is available for recoupment in the event of future net losses are as follows (in millions):

Available from tax year	Ordinary	Capital	Total
2023	$—	$—	$—
2024	—	—	$—
2025	—	—	$—

Total	$—	$—	$—

There are no deposits admitted under Section 6603 of the Internal Revenue Code.

F.	Consolidated Federal Income Tax Return

The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, Equitable Holdings and the following subsidiaries and affiliates.

1. Equitable Financial Life and Annuity Company	9. Financial Marketing Agency, Inc.
2. Equitable Distribution Holding Corporation	10. Equitable Financial Life Insurance Company of America
3. AllianceBernstein Corp.	11. EQ AZ Life Re Company
4. Equitable Structured Settlement Corp.	12. CS Life RE Company
5. Equitable Casualty Insurance Co.	13. Alpha Units Holdings II, Inc.
6. JMR Realty Services, Inc.	14. Alpha Units Holdings, Inc.
7 1740 Advisers, Inc.	15. Penn Investment Advisors, Inc.
8. MONY Financial Services, Inc.	16. Equitable Financial Bermuda RE, Ltd.

Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or receivable as a result of taxable operations for the current year.

In accordance with the tax sharing agreement between Holdings and the Company, tax expense is allocated based on separate company computations. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis.

In 2025 the Company reclassified certain deferred tax assets that had been utilized on its tax return into the current tax liability account. This adjustment results in a reduction to the non-admitted deferred tax asset, with an ending amount of $1,146.7 million as of December 31, 2025

Consideration of the Inflation Reduction Act (Act) for the annual 2025 Financial Statements:

a.	The Inflation Reduction Act (Act) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (CAMT). The Act and CAMT go into effect for tax years beginning after 2022.

b.

The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, EQH. EQH has determined that it is an applicable corporation for CAMT in 2025. EQH has determined that it does not expect to be liable for CAMT in 2025

G.	Income tax contingencies

As of December 31, 2025 and December 31, 2024, the Company held tax contingencies, computed in accordance with SSAP No. 101, Income Taxes, of $172.8 million and $148.2 million, respectively. The Company recorded $24.6 million, $26.4 million and $22.0 million of interest (income)/expense, relating to tax contingencies (net of the Federal income tax benefit) in Federal taxes incurred, for the years ended December 31, 2025, 2024 and 2023, respectively.

Equitable recognizes accrued interest and penalties related to tax contingencies in tax expense. Equitable had $132.3 million, $107.7 million and $81.3 million accrued for the payment of interest at December 31, 2025, 2024 and 2023, respectively.

A reconciliation of the Company’s tax contingencies (excluding interest) follows (in millions):

	2025	2024	2023
Balance, January 1,	$40.5	$40.5	$40.5
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Settlements with tax authorities	—	—	—

Balance, December 31,	$40.5	$40.5	$40.5

As of December 31, 2025, tax years 2017 and subsequent remain subject to examination by the IRS. It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

Repatriation Transition Tax (RTT) - RTT owed under the TCJA: N/A

Alternative Minimum Tax (AMT) Credit: NONE

8)	INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Holdings and certain subsidiaries and affiliates reimburse Equitable for their use of personnel, property and facilities in carrying out certain of their operations. Equitable reimburses Holdings and certain affiliates for certain provided services. Reimbursement for intercompany services is made on the basis of the cost of the services provided.

On January 31, 2025, the Company sold $619 million of floating rate notes to EFLOA, an affiliate of the Company. These are floating rate notes where par value equals fair value.

At December 31, 2025 and 2024, Equitable reported a $35.0 million receivable and a $280.2 million payable from/to Parent, Subsidiaries and Affiliates and a $162.9 million receivable and a $64.6 million payable from/to Parent, Subsidiaries and Affiliates, respectively. The receivable primarily represents amounts due from affiliates for reinsurance settlements and expense overhead allocations. The payable primarily represents direct policy collections and term conversion payable due to affiliate.

Certain non-insurance US subsidiaries and affiliates reimburse Equitable for their use of Equitable’s personnel, property and facilities in carrying out their corporate functions. The amount reimbursed to Equitable was approximately $476.5 million, $463.3 million and $520.3 million during 2025, 2024 and 2023, respectively.

Equitable charges amounts monthly to EFLA and EFLOA pursuant to the agreement for shared use of personnel and facilities. Equitable received $0.0 million and $187.8 million in 2025 from EFLA and EFLOA, respectively, Equitable received $0.0 million and $123.5 million in 2024 from EFLA and EFLOA, respectively, and Equitable received $0.3 million and $98.0 million in 2023 from EFLA and EFLOA, respectively. This agreement provides for reimbursement on the basis of cost to Equitable of the services provided.

AllianceBernstein provides investment advisory and management services to Equitable and other subsidiaries on a fee basis, which amounted to $9.3 million, $9.7 million and $15.3 million in 2025, 2024 and 2023, respectively.

Equitable Investment Management Group, LLC (“EIMG”), a subsidiary of Equitable, provides investment management services to EQAT, EQ Premier VIP Trust, 1290 Funds, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed. The Company recorded investment management fees expense from EQAT, EQ Premier VIP Trust and 1290 Funds of $577 million, $573 million and $506 million for the years ended December 31, 2025 2024 and 2023, respectively. October 1, 2021, the Company entered into an investment advisory and management agreement in which Equitable Financial Investment Management, LLC (“EFIM”) became the investment manager for the Company’s general account portfolio. The Company recorded investment management fee expense from EFIM of $179.4 million, $180.2 million and $185.2 million for the years ended December 31, 2025 2024 and 2023, respectively.

Equitable incurred distribution fee charges from Equitable Network, LLC of $558.9 million, $633.8 million and $612.6 million in 2025, 2024 and 2023, respectively, and from Equitable Distributors, LLC of $342.3 million, $474.6 million and $430.5 million in 2025, 2024 and 2023, respectively, for distributing Equitable products.

Equitable and EFLA have reinsurance agreements in which Equitable assumes a portion of EFLA’s life insurance business. Under this agreement, EFLA received in cash $1.7 million, $3.0 million and $1.8 million for claims and expenses from Equitable in 2025, 2024 and 2023, respectively, and paid $5.9 million, $5.9 million and $6.0 million for premiums to Equitable in 2025, 2024 and 2023, respectively.

The Company paid no ordinary dividend to its parent company, EFS in 2025 and 2024. The Company paid a $1,050.0 million and a $603.0 million ordinary dividend to its parent company, EFS during May 2023 and July 2023, respectively.

On April 29, 2015, Equitable purchased a $300.0 million note issued by EIMG. The note paid interest of 2.43% quarterly and matured on April 28, 2020. On April 28, 2020, the $300 million note was re-issued and paid interest quarterly at an annual interest rate of 4.33% and matured on April 28, 2025.

On November 4, 2019, the Company purchased a $900 million note from Holdings. The note paid a floating interest rate annually of one month LIBOR plus 1.33% and matured on November 4, 2024. The loan was reissued on November 4, 2024, with an interest rate of one-month CME Term SOFR plus 1.25% and matures on November 4, 2029.

In June 2021, the Company purchased a $1.0 billion 10-year term loan from Holdings. The loan has an interest rate of 3.23% and matures in June 2031.

In the fourth quarter of 2024, the Company sold $457 million of private equity fund interests to EFS. The assets were sold at fair value with no gain/loss recorded.

On January 8, 2025, the Company issued floating rate notes totaling $200 million to EFS bearing an interest rate of one-month SOFR plus 0.2% initially set to mature on February 7, 2025. On February 7, 2025, these notes were re-issued under matching terms with a maturity date of March 7, 2025. On March 7, 2025, these notes were re-issued under matching terms with a maturity date of March 28, 2025. On March 28, 2025, these notes were re-issued under matching terms with a maturity date of September 26, 2025. A further re-issuance took place on September 26, 2025, with the notes scheduled to mature on December 26, 2025. On December 26, 2025, the Company completed the issuance of $200 million in floating rate notes to EFS. These notes will accrue interest on the outstanding principal during each applicable interest period at an annual rate equal to the specified Interest Rate. These notes will mature on September 25, 2026.

Furthermore, on September 26, 2025, the Company issued $150 million in floating rate notes to EFS, applying the same conditions, with maturity set for December 26, 2025. On December 26, 2025, the Company re-issued the $150 million of floating rate notes to EFS. The notes have an interest rate of one-month SOFR plus 0.2% and will mature on September 25, 2026.

On January 31, 2025, the Company re-issued the $400 million notes from December 2024 under matching terms with a maturity date of February 28, 2025. On February 28, 2025, these notes were re-issued under matching terms with a maturity date of March 28, 2025. On March 28, 2025, these notes were re-issued under matching terms with a maturity date of September 26, 2025. On September 26, 2025, these notes were re-issued under matching terms with a maturity date of December 26, 2025.

Equitable made a non-cash return of capital to EFS of $1.8 million, $23.0 million and $25.6 million in 2025, and 2024 and 2023, respectively, which was for forgiveness of an intercompany obligation related to allocated compensation expense as described in SSAP No. 13.

The Company received $302.0 million, $324.0 million and $307.0 million of dividend in 2025, 2024 and 2023, respectively from its wholly-owned subsidiary, EIMG

Equitable sponsored a qualified defined benefit plans (“EQP”) covering substantially all employees (including certain qualified part time employees), managers and agents. Effective December 31, 2015, the primary liability for the obligations of the EQP was transferred from Equitable to Holdings, under terms of an Assumption Agreement in which Holdings also was provided entitlement to direct plan assets for the exclusive benefit of EQP participants and their beneficiaries (“the Assumption Transaction”). Equitable remains secondarily liable for the obligations of the EQP and would recognize such liability in the event Holdings is unable to perform under the terms of the Assumption Agreement. The total expenses charged to the Company by Holdings for all benefit plans was $60.2 million, $31.5 million and $4.0 million in 2025 , 2024 and 2023, respectively.

Affiliated investments are any invested asset held by the Company which is issued by an affiliated entity, or which includes the obligations of an affiliated entity. The Company has affiliated bond investments of $1,956.1 million and $1,006.3 million for 2025 and 2024, respectively. In addition, the Company also has affiliated Scheduled BA assets of $1,092.2 million and $808.7 million for 2025 and 2024, respectively. These assets represent securitizations, mutual funds, limited partnerships and limited liability companies with a related party sponsor or manager for which ownership is less than 50%.

Equitable has corporate owned life insurance policies (“COLI”) issued by EFLA, which is 100% ceded by EFLA to a third party reinsurer.

The Company has a 100% ownership in Equitable Holdings, LLC (“EHLLC”), a downstream limited liability non insurance holding company. EHLLC does not receive a US GAAP audited financial report, however certain subsidiaries included in EHLLC do receive a US GAAP audited report, as a result $11.1 million and $10.7 million of EHLLC value was non-admitted in 2025 and 2024, respectively.

All subsidiaries of Equitable are wholly-owned except where indicated in Note 2. For the years ended December 31, 2025 and 2024, the undistributed net earnings (losses) and unrealized gains (losses) of subsidiaries are as follows (in millions):

	2025	2024	Change

Investments in subsidiaries
Equitable Holdings, LLC	$65.1	$57.8	$7.3
EIMG, LLC	50.2	39.2	11

Total	$115.3	$97.0	$18.3

	2025	2024	2023
Equity in undistributed net earnings (losses), unrealized gains (losses) and other changes to subsidiary values
Equitable Holdings, LLC	$(3.8)	$(3.3)	$(5.5)
Less change in non-admitted	11.1	10.7	10.0

	7.3	7.4	4.5

EIMG, LLC	(291.0)	324.1	297.7
Less dividends to Equitable	302.0	(324.0)	(307.0)

	11.0	0.1	(9.3)

Total	$18.3	$7.5	$(4.8)

Investments in Subsidiary, Controlled and Affiliates (“SCA”):

(1)	Balance Sheet Value (Admitted and Non-admitted) All SCAs (Except 8bi Entities) (in millions):

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nondadmitted Amount
a.SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
c. SSAP No. 97 8b(iii) Entities
EIMG, LLC	100%	$50.2	$50.2	$—
EHLLC	100%	$65.1	$54.0	$11.1
ECRED, LLC	100%	$1,151.9	$1,151.9	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$1,267.2	$1,256.1	$11.1
d. SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
e. Total SSAP No. 97 8b Entities (exception 8b(i) entities) (b + c + d)	XXX	$1,267.2	$1,256.1	$11.1
f. Aggregate Total (a + e)	XXX	$1,267.2	$1,256.1	$11.1

(2)	NAIC Filing Response Information

All of the SCA investment are limited liability companies and are not file filed with the NAIC.

(a)	EIMG is a limited liability company and is recorded on Schedule BA. It is not valued by the NAIC. EIMG is valued on its US GAAP equity basis.

(b)

EHLLC is a limited liability company and is recorded on Schedule BA. EHLLC does not receive a US GAAP audit and is not valued by the NAIC. However certain subsidiaries included in EHLLC, Equitable Distributors, LLC (“Equitable Distributors”) and Equitable Casualty Insurance Company (“Equitable Casualty”) do receive a US GAAP audit report, which is the admitted asset portion of EHLLC.

(c)	European Commercial Real Estate Debt Holdings, LLC (“ECRED”) is a limited liability company and is recorded on Schedule BA. It is not valued by the NAIC. ECRED is valued on its US GAAP equity basis.

Investment in insurance SCA:

(1)

Equitable Casualty Insurance Company (“Equitable Casualty”) is a captive property and casualty insurance company organized under the laws of the State of Vermont. It is a wholly owned subsidiary of EHLLC and is indirectly wholly owned subsidiary of the Company. Equitable Casualty was formed to accommodate certain business products of former affiliated Companies. Equitable Casualty prepares its financial statements in accordance with US GAAP.

The carrying value of Equitable Casualty as of December 31, 2025 is $21.3 million. The differences between NAIC SAP and GAAP are not available, but are immaterial to the Company’s surplus.

(2)	NAIC Filing Response Information (in millions):

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements
Equitable Casualty	$—	$—	$21.3	$21.3

(3)	The impact of Equitable Casualty on the Company’s RBC is immaterial. It would not have triggered a regulatory event had it not used a prescribed or permitted practice.

SCA Loss Tracking:

NONE

9.	DEBT

A.	As of December 31, 2025 and 2024, the Company has no debt or capital note obligations outstanding.

B.	Federal Home Loan Bank

1.

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Through its membership, the Company has conducted business activity (borrowings) with the FHLBNY. Borrowings are utilized for asset liability management and spread lending purposes and may be used to supplement liquidity sources. Including other collateralized borrowing, the Company has a capacity with the FHLBNY of up to 5% of admitted assets. As of December 31, 2025 and 2024, the Company has determined the estimated maximum borrowing capacity as $8.9 billion and $11.7 billion.

2.	a. FHLB Capital Stock – Aggregate Totals (in millions):

1. December 31, 2025

		1 Total 2 + 3	2 General Account	3 Separate Accounts
(a)	Membership Stock – Class A	$—	$—	$—
(b)	Membership Stock – Class B	$13.8	$13.8	—
(c)	Activity Stock	$308.9	$308.9	—
(d)	Excess Stock	$—	$—	—
(e)	Aggregate Total	$322.7	$322.7	$—
(f)	Actual or estimated borrowing capacity as determined by the insurer	$8,852.0	XXX	XXX

2. December 31, 2024

		1 Total 2 + 3	2 General Account	3 Separate Account
(a)	Membership Stock – Class A	$—	$—	$—
(b)	Membership Stock – Class B	$13.6	$13.6	$—
(c)	Activity Stock	$322.4	$322.4	$—
(d)	Excess Stock	$—	$—	$—
(e)	Aggregate Total	$336.0	$336.0	$—
(f)	Actual or estimated borrowing capacity as determined by the insurer	$11,719.0	XXX	XXX

b.	Membership Stock (Class A and B) Eligible for Redemption:

December 31, 2025		Current Period Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less than 1 Year	1 to Less than 3 Years	3 to 5 Years
1.	Class A	—	—	—	—	—	—
2.	Class B	$13.8	$13.8	—	—	—	—

December 31, 2024		Current Period Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less than 1 Year	1 to Less than 3 Years	3 to 5 Years
1.	Class A	—	—	—	—	—	—
2.	Class B	$13.6	$13.6	—	—	—	—

(3)	Collateral Pledged to FHLB (in millions):

a.	Amount Pledged as of Reporting Date

Total Collateral Pledged	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts	$10,856.6	$11,900.3	$6,865.1
Current Year General Account	$10,856.6	$11,900.3	$6,865.1
Current Year Separate Accounts	$—	$—	$—
Prior Year Total General and Separate Accounts	$7,988.7	$11,523.7	$7,165.1

b.	Maximum Amount Pledged During Reporting Period

Total Collateral Pledged	Fair Value	Carrying Value	Amount of Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts	$10,888.2	$12,408.9	$6,865.1
Current Year General Account	$10,888.2	$12,408.9	$6,865.1
Current Year Separate Accounts	$—	$—	$—
Prior Year Total General and Separate Accounts	$8,261.1	$11,500.1	$7,615.1

(4)	Borrowing from FHLB (in millions):

a.	Amount as of the Reporting Date

1.	Current Year

		1 Total 2 + 3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established
(a)	Debt	$—	$—	$—	XXX
(b)	Funding Agreements	$6,865.1	$6,865.1	$—	$6,808.8
(c)	Other	$—	$—	$—	XXX
(d)	Aggregate Total	$6,865.1	$6,865.1	$—	$6,808.8

2.	Prior Year-end

		1 Total 2 + 3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established
(a)	Debt	$—	$—	$—	XXX
(b)	Funding Agreements	$7,165.1	$7,165.1	$—	$7,161.9
(c)	Other	$—	$—	$—	XXX
(d)	Aggregate Total	$7,165.1	$7,165.1	$—	$7,161.9

b.	Maximum Amount During Reporting Period (Current Year)

		1 Total 2 + 3	2 General Account	3 Separate Accounts
1.	Debt	$—	$—	$—
2.	Funding Agreements	$7,165.1	$7,165.1	$—
3.	Other	$—	$—	$—
4.	Aggregate Total	$7,165.1	$7,165.1	$—

c.	FHLB Prepayment Obligations

Does the company have prepayment obligations under the following arrangements?
1.	Debt	No
2.	Funding Agreements	No
3.	Other	No

10.	RETIREMENT PLANS, DEFERRED COMPENSATION, POST EMPLOYMENT

BENEFITS	AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT BENEFIT PLANS

Defined Benefit Plan:

Equitable sponsored a qualified defined benefit plans (“EQP”) covering substantially all employees (including certain qualified part time employees), managers and agents. Effective December 31, 2015, the primary liability for the obligations of the EQP was transferred from Equitable to AXA Financial, now Holdings, under terms of an Assumption Agreement in which Holdings also was provided entitlement to direct plan assets for the exclusive benefit of EQP participants and their beneficiaries (“the Assumption Transaction”). Equitable remains secondarily liable for the obligations of the EQP and would recognize such liability in the event Holdings is unable to perform under the terms of the Assumption Agreement.

Defined Contribution Plans

The Company sponsors a qualified defined contribution plan and a qualified defined benefit plan that cover employees, managers and agents. Under the Equitable 401(k) Plan, in 2025, for employees and managers, the Company provided a company matching contribution of up to 5% of a participants eligible earnings contributed on a before-tax or Roth basis. In 2025, for agents, the Company provided a company matching contribution of up to 3% of a participant’s eligible earnings contributed on a before-tax or Roth basis. In addition, eligible agents may receive an annual discretionary performance-based contribution of between 0 - 4%, depending on Company performance. For eligible agents, the Company also provides excess 401(k) company and matching contributions for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan. Under the Equitable Retirement Plan, in 2025, employees and managers received a pay credit accrual was equal to 4% of a participants eligible earnings up to the IRS qualified plan limits, and agents received a pay credit accrual was equal to 2.5% of a participant’s eligible earnings up to the Social Security Wage Base, plus 5% of eligible earnings in excess of the Social Security Wage Base up to the IRS qualified plan limits. Pay credits under the Retirement Plan were also credited with interest credits based on an annual interest rate of 6% in 2025.

Consolidating/Holding Company Plan

The Company provides certain postretirement and post-employment benefits to retired employees through a plan sponsored by Holdings. Effective December 31, 1999, Holdings, legally assumed primary liability from Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits. Equitable remains as secondarily liable in the event that Holdings is unable to fulfill its obligations. Holdings allocates amounts to the Company based on corporate allocation ratios.

11. CAPITAL AND SURPLUS, SHAREHOLDERS’ DIVIDEND RESTRICTIONS

Equitable has 2,000,000 shares of common capital stock authorized, issued and outstanding, at a par value per share of $1.25, as of 2025 and 2024.

Under New York State Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Based on this formula, which the NYDFS also requires the Company to remove impacts of the SSAP 108 Permitted Practice (see Note 2) from the Company profits and surplus prior to calculation of the amount that may be paid as ordinary dividends to stockholders, the Company would not be permitted to pay shareholder dividends during 2026. The Company must provide notice to the Superintendent prior to paying a dividend. Payment of a dividend exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution.

In addition, pursuant to the NYDFS approval of the RGA Reinsurance Transaction (see Note 17), the Company has agreed it will not pay any type of dividend, including ordinary dividends, for three years following the closing of this transaction, regardless of risk-based capital level, without the prior approval of the Superintendent.

The Company paid no ordinary dividend to its parent company EFS in 2025 and 2024.

The portion of unassigned surplus (deficit) represented by cumulative unrealized gains (losses) is $750.2 million and $546.5 million at December 31, 2025 and 2024, respectively.

The Company has no surplus notes outstanding.

The impact due to the quasi-reorganization is as follows (in millions):

	Change in Year Surplus	Change in Gross Paid-in and Contributed Surplus
2025	—	—
2024	—	—
2023	—	—
2022	—	—
2021	2,681.7	(2,681.7)
2020	—	—
2019	—	—
2018	1,283.0	(1,283.0)
2017	—	—
2016	4,457.0	(4,457.0)

The effective dates of all quasi-reorganization in the prior 10 years are 2021, 2018 and 2016.

In 2021, the Company established a new special surplus fund representing the same amount as the deferred asset resulting from SSAP 108 adoption. As of December 31, 2025, the balance of this fund is $293.9 million, decrease of $352.7 million from December 31, 2024.

In 2023, in accordance with NAIC reporting guidelines, the Company established a new special surplus fund representing the net negative admitted disallowed IMR. As of December 31, 2025, the balance of this fund is $0 million compared to $18.1 million at December 31, 2024. For additional information see Note 3.

12.	COMMITMENTS AND CONTINGENCIES

Contingent Commitments:

To facilitate certain investment related transactions, Equitable has provided, from time to time, certain guarantees or commitments to affiliates or investors. These arrangements include commitments for Equitable, under certain conditions to provide equity financing to certain limited partnerships of $723.3 million and $902.6 million at December 31, 2025 and 2024, respectively. Equitable has outstanding commitments under existing mortgage loan or mortgage loan commitment agreements of $292.6 million and $301.6 million at December 31, 2025 and 2024, respectively. Management believes that Equitable will not incur any significant losses as a result of these commitments.

Equitable is secondarily liable for certain benefit plans, which were legally assumed by Holdings on December 31, 1999. These plans have a liability of $379.1 million and $350.9 million at December 31, 2025 and 2024, respectively.

Equitable issued Letter of Credit guarantees of $17.4 million and $17.4 million in December 31, 2025 and 2024, respectively, related to its property and casualty insurance coverage and other insurance claims.

Equitable is the obligor under certain structured settlement agreements, which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable is remote.

Assessments:

(1)

Equitable holds a $13.5 million liability for the estimated amount of future assessments related to insolvent insurers. Slightly over half of the liability is attributable to Colorado Bankers Life. These assessments are expected to be paid over an extended period. Equitable also holds a $9.4 million asset for premium tax offsets that are expected to be realized with respect to these assessments and an additional $19.6 million asset for premium tax offsets for assessments already paid. The Company has received no notification in 2025 of any new material insolvency which would impact the Company. In 2025, the agreement for the resolution of the affected guaranty associations’ remaining obligations in the Executive Life Insurance Company matter successfully closed.

Listed below is a reconciliation of premium tax offsets as of December 31, 2025 (in millions):

a.	Assets recognized from paid and accrued premium tax offsets prior year end	$32.8
b.	Decreases current year:
	Premium tax offset applied	$6.0
c.	Increases current year:
	Assessments for which future credits will be applied	$2.2
d.	Assets recognized from paid and accrued premium tax offsets current year end	$29.0

(2)	Guaranty Fund Liabilities and Assets Related to Assessments from Insolvencies for Long-Term Care Contracts:

a.	Discount Rate Applied 4.25%

b.	The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency (in millions):

	Guaranty Fund Assessments		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty Network America Insurance Company	$0.1	$0.1	$—	$—
American Network Insurance Company	$—	$—	$—	$—

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty Network America Insurance Company	45	1-62	8	45	1-62	8
American Network Insurance Company	44	1-62	11	44	1-62	11

Other Contingencies:

Litigation and Regulatory Matters

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2025, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

As with other financial services companies, Equitable periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

13.	LEASES

Equitable conducts a portion of its operations from leased space. In addition, it leases certain other assets, principally office furniture, data processing and related equipment. As of December 31, 2025, the aggregate future minimum rental payments under leases having initial or remaining noncancelable lease terms in excess of one year were as follows (in millions):

	Year Ending December 31,	Operating Leases
1.	2026	$37.0
2.	2027	$35.8
3.	2028	$33.1
4.	2029	$25.0
5.	2030	$19.9

	Total	$150.8

Minimum future sublease rental income on these non-cancelable operating leases were $0 million for 2025 and the three subsequent years.

14.	ELECTRONIC DATA PROCESSING (“EDP”) EQUIPMENT, FURNITURE AND FIXTURES AND LEASEHOLD IMPROVEMENTS

EDP Equipment:

Equitable owns EDP equipment, which is an admissible asset under SAP. EDP equipment is depreciated on a straight-line basis over three years, with a half year convention. The following table provides information by major class of EDP equipment as of and for the year ending December 31, 2025 (in millions):

	Admitted Value December 31, 2025	Accumulated Depreciation December 31, 2025	Net Book Value 2025
Asset Category:
EDP (Voice Communications Systems, Network and Other Systems)	$74.5	$61.1	$13.4

Total EDP Equipment	$74.5	$61.1	$13.4

	Admitted Value December 31, 2024	Accumulated Depreciation December 31, 2024	Net Book Value 2024
Asset Category:
EDP (Voice Communications Systems, Network and Other Systems)	$68.8	$55.1	$13.7
Total EDP Equipment	$68.8	$55.1	$13.7

Furniture & Fixtures and Leasehold Improvements:

Furniture and fixtures and leasehold improvements are not admissible assets under SAP. Equitable depreciates furniture and fixtures on a straight-line basis over seven years, with a half year convention in year of purchase, and amortizes leasehold improvements on a straight-line basis over the term of the lease. Equitable’s depreciation/amortization expense for furniture and fixtures and leasehold improvements in 2025, 2024 and 2023 were $29.7 million, $24.1 million and $9.4 million.

15.	FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

Fair Value Measurements at Reporting Date

The following tables provide information as of December 31, 2025 and 2024 about the Equitable’s financial assets measured at fair value (in millions):

December 31, 2025

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
a. Assets at Fair Value:
Bonds:
Issuer Credit Obligations	$—	$—	$3.5		$3.5

Total Bonds	—	—	3.5	—	3.5
Preferred Stocks :
Industrial and Miscellaneous	22.1	114.4	1.2	—	137.7

Total Preferred Stocks	22.1	114.4	1.2	—	137.7
Common Stocks:
Industrial and Miscellaneous	—	—	324.5	—	324.5

Total Common Stocks	—	—	324.5	—	324.5

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Derivative Assets:
Swaps	$—	$(2.2)	$—	$—	$(2.2)
Futures	375.8	—	—	—	375.8
Options	—	99.7	—	—	99.7
Credit Default Swaps	—	(0.1)	—	—	(0.1)
Currency	—	3.4	—	—	3.4

Total Derivatives *	375.8	100.8	—	—	476.6
Separate Account Assets **	98,087.5	12,419.1	25.7	289.9	110,822.2

Total Assets at Fair Value	$98,485.4	$12,634.3	$354.9	$289.9	$111,764.5

b. Liabilities at Fair Value:
Total Liabilities at Fair Value	—	—	—	—	$—

*	Fair value includes $57.8 million of due and accrued investment income.
**	Includes only cash equivalents and invested assets.

December 31, 2024

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
a. Assets at Fair Value:
Bonds:
Other Corporate	$—	$1.7	$—	$—	$1.7
Unaffiliated Bank Loans	—	—	7.7	—	7.7

Total Bonds	—	1.7	7.7	—	9.4
Preferred Stocks:
Industrial and Miscellaneous	101.4	111.0	42.4	—	254.8

Total Preferred Stocks	101.4	111.0	42.4	—	254.8
Common Stocks:
Industrial and Miscellaneous	—	—	336.0	—	336.0
Parent, Subsidiaries and Affiliates

Total Common Stocks	—	—	336.0	—	336.0
Derivative Assets:
Swaps	—	22.0	—	—	22.0
Futures	262.6	—	—	—	262.6
Options	—	87.7	—	—	87.7
Credit Default Swaps	—	(0.8)	—	—	(0.8)
Currency	—	29.6	—	—	29.6

Total Derivatives *	262.6	138.5	—	—	401.1

Separate Account Assets **	123,201.6	16,447.3	0.1	319.7	139,968.7
Total Assets at Fair Value	$123,565.6	$16,698.5	$386.2	$319.7	$140,970.0
b. Liabilities at Fair Value:
Derivative Liabilities	—	—	—		—

Total Liabilities at Fair Value	—	—	—	—	—

*	Fair value includes $66.8 million of due and accrued investment income.
**	Includes only cash equivalents and invested assets.

Fair Value Measurements in Level 3 of the Fair Value Hierarchy:

The following tables summarize the changes in assets classified in Level 3 for 2025 and 2024 (in millions):

December 31, 2025

	Balance as of 1/1/2025	Transfers into Level 3	Transfers out of Level 3	Total Gain/Loss included in Net Income	Total Gain/Loss included in surplus	Purchases	Issuances	Sales	Settlements	Balance as of 12/31/2025
a. Assets
Issuer Credit Obligations:
Specific instruments (a)	7.7	0.7	(0.4)	—	(0.1)	0.2	—	(4.6)	—	3.5
Preferred Stocks	42.4	—	(42.8)	—	(0.3)	1.9	—	—	—	1.2
Common Stocks	336.0	—	—	—	(1.2)	3.2	—	(13.5)	—	324.5
Separate Account Assets (b)	0.1	—	—	—	—	25.6	—	—	—	25.7

Total Assets	$386.2	$0.7	$(43.2)	$—	$(1.6)	$30.9	$—	$(18.1)	$—	$354.9

(a)

Amount includes $0.7 million of Level 3 securities now carried at fair value, where the fair value is less than the adjusted cost (carried at adjusted cost in prior period) and $43.2 million of Level 3 securities no longer carried at fair because fair value is greater than adjusted cost.

(b)	During the period January 1, 2025 to December 31, 2025, Separate Accounts had a collateralized mortgage obligation amounting to $0 million that was transferred out from Level 3 to Level 2.

December 31, 2024

	Balance as of 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total Gain/Loss included in Net Income	Total Gain/Loss included in surplus	Purchases	Issuances	Sales	Settlements	Balance as of 12/31/2024
a. Assets
Bonds - unaffiliated bank loans (a)	1.1	8.7	(0.8)	(1.1)	0.2	0.2	—	(0.6)	—	7.7
Preferred Stocks	42.6	—	—	—	(0.2)	—	—	—	—	42.4
Common Stocks	358.7	—	—	1.7	(1.3)	—	—	(23.1)	—	336.0
Separate Account Assets (b)	0.1	—	—	—	—	—	—	—	—	0.1

Total Assets	$402.5	$8.7	$(0.8)	$0.6	$(1.3)	$0.2	$—	$(23.7)	$—	$386.2

(a)

Amount includes $8.7 million of Level 3 securities now carried at fair value, where the fair value is less than the adjusted cost (carried at adjusted cost in prior period) and $0.8 million of Level 3 securities no longer carried at fair because fair value is greater than adjusted cost.

(b)	During the period January 1, 2024 to December 31, 2024, Separate Accounts had a collateralized mortgage obligation amounting to $0 million that was transferred from Level 3 to Level 2

The following table discloses carrying value and estimated fair value (classified within the fair value hierarchy) as of December 31, 2025 and 2024 for financial instruments (in millions):

December 31, 2025

Type of Financial Instruments	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds:
Issuer Credit Obligations	$17,304.6	$19,567.4	$—	$14,337.5	$2,967.1	$—	$—
Asset-Backed Securities	$2,571.6	$2,602.2	$—	$2,341.1	$230.5	$—	$—
Preferred Stock	$137.7	$137.7	$22.1	$114.4	$1.2	$—	$—
Common Stock:
Industrial and Miscellaneous (unaffiliated)	$324.5	$324.5	$—	$—	$324.5	$—	$—
Short Term (DA)	$—	$—	$—	$—	$—	$—	$—
Mortgage Loans on Real Estate	$11,661.3	$12,402.2	$—	$—	$11,661.3	$—	$—
Policy Loans	$1,605.0	$1,332.2	$—	$—	$1,605.0	$—	$—
Derivatives*	$476.6	$418.8	$375.8	$100.8	$—	$—	$—
Separate Accounts**	$128,086.7	$130,777.0	$98,669.6	$24,734.9	$4,392.3	$289.9	$—
Policyholders liabilities	$12,007.6	$12,036.9	$—	$—	$12,007.6	$—	$—
Funding Agreements ***	$13,812.7	$13,909.3	$—	$13,812.7	$—	$—	$—

December 31, 2024

Type of Financial Instruments	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Bonds	$31,925.4	$36,244.5	$—	$27,842.8	$4,082.6	$—	$—
Preferred Stock	$254.8	$254.8	$101.4	$111.0	$42.4	$—	$—
Common Stock:
Industrial and Miscellaneous (unaffiliated)	$336.0	$336.0	$—	$—	$336.0	$—	$—
Short Term (DA)	$29.8	$29.8	$—	$29.8	$—	$—	$—

Type of Financial Instruments	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Mortgage Loans on Real Estate	$11,246.2	$12,489.0	$—	$—	$11,246.2	$—	$—
Policy Loans	$4,032.6	$3,761.4	$—	$—	$4,032.6	$—	$—
Derivatives*	$401.1	$334.3	$262.6	$138.5	$—	$—	$—
Separate Accounts**	$169,434.9	$173,231.0	$123,909.8	$40,290.6	$4,914.7	$319.8	$—
Policyholders liabilities	$13,108.8	$13,156.6	$—	$—	$13,108.8	$—	$—
Funding Agreements ***	$12,669.1	$12,964.3	$—	$12,669.1	$—	$—	$—

*	Fair value includes $57.8 million and $66.8 million of due and accrued investment income for the year ended December 31, 2025 and 2024 , respectively.
**	Includes only cash, cash equivalents and invested assets and excludes SA 166, LLC.
***	Funding Agreement includes FHLBNY, FABN and Funding Agreements-Backed Commercial Papers (“FABCP”).

16.	CLOSED BLOCK

As of July 22, 1992, in accordance with the Plan of Demutualization, Equitable established the Closed Block for the benefit of policies included therein, consisting of certain classes of individual participating policies in respect of which Equitable had a dividend scale payable in 1991 and which were in force on July 22, 1992. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, is reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues. The assets, liabilities, income and expenses relating to the Closed Block have been included within the appropriate captions in the balance sheets at December 31, 2025 and 2024 and summaries of operations and capital and surplus and statements of cash flows for the years ended December 31, 2025 and 2024

Summarized balance sheet information for the Closed Block (gross of reinsurance) is as follows (in millions):

	December 31,
	2025	2024
Fixed maturities	2,621.0	$2,887.6
Mortgage loans on real estate	1,432.1	1,534.2
Policy loans	499.7	522.9
Cash and cash equivalents	1.2	(11.0)
Other assets	309.2	100.5

Total Closed Block Assets	4,863.2	$5,034.2

Policy reserves and deposit type funds	4,792.7	5,019.4
Other liabilities	259.4	222.0

Total Closed Block Liabilities	5,052.1	$5,241.4

The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

The assets allocated to the Closed Block will inure to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the shareholder of Equitable. The Plan of Demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable’s General Account, any of its Separate Accounts or to any affiliate of Equitable without the New York Superintendent’s approval.

17.	REINSURANCE AGREEMENTS.

Equitable assumes and cedes reinsurance with other insurance companies. The financial statement amounts are shown net of reinsurance ceded. At December 31, 2025 and 2024, separate account reserves of approximately $57.7 billion and $117.5 billion, respectively, were related to business ceded under modified coinsurance arrangements, of which $38.8 billion and $98.2 billion for 2025 and 2024, respectively, were related to the 2023 Reinsurance Treaty. At December 31, 2025 and 2024, general account reserves ceded of approximately $34.4 billion and $32.2 billion, respectively, were related to business ceded under coinsurance arrangements including $9.1 billion and $13.9 billion for 2025 and 2024, respectively, were ceded under the 2023 Reinsurance Treaty on a coinsurance funds withheld basis. The amounts related to reinsurance agreements as of and for the years ended December 31, 2025, 2024 and 2023 are as follows (in millions):

	2025	2024	2023
Direct Premiums	$10,412.8	$11,511.9	$11,287.5
Considerations for supplementary contracts	13.0	0.9	15.3
Reinsurance assumed from affiliates	6.7	15.1	14.4
Reinsurance assumed from other	81.5	(3.5)	171.8
Reinsurance ceded to affiliates - initial premium	—	—	(12,084.2)
Reinsurance ceded to affiliates - all other	1,205.1	(2,567.3)	(2,086.3)
Reinsurance ceded to others - initial premium	(11,716.2)	—	—
Reinsurance ceded to others	(1,781.5)	(911.4)	(942.5)

Total Premiums	$(1,778.6)	$8,045.7	$(3,624.0)

Reduction in insurance Reserves at December 31:
Ceded to affiliates	$9,773.9	$16,968.1	$—
Ceded to non affiliates	$24,627.5	$15,252.7	$—

Equitable reinsures most of its new variable life, universal life and term policies on an excess of retention basis. Equitable’s retention on single-life policies is $25.0 million and on second-to-die policies is $30.0 million. Equitable also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

Effective January 1, 2024, the Transamerica Reinsurance contract was recaptured. On April 26, 2024, Transamerica transferred $165 million in cash to the Company. The recapture of the Accumulator product riders from Transamerica (Cash and Liabilities) was recorded at the book value of the Reg 213 reserve. As a result, this recapture had an immaterial impact to the Company’s surplus.

EFLIC to EFLOA Novation

Effective June 1, 2025, the Company novated to its affiliate, EFLOA, approximately 500,000 variable annuity Retirement Cornerstone, Investment Edge, EQUI-VEST, and SCS policies, which had previously been 100% reinsured by EFLOA under the combined funds withheld coinsurance and MODCO reinsurance agreement effective April 1, 2023. This executed novation had been a NYDFS condition of approval from the 2023 Reinsurance Treaty, that the Company would seek to novate the reinsured contracts on a reasonable best efforts basis to either EFLOA or another affiliate over the three years following the 2023 Treaty. The Company accounted for this transaction in accordance with SSAP No. 61R paragraph 65 – Accounting for Non-Economic Assumption Reinsurance Transactions and as a result, no gain or loss was recognized under this novation transaction by either company.

Under the novation, the Company transferred general account invested assets (primarily fixed maturities), policy loans, debit balance transactional and existing IMR and a deferred asset calculated under non-economic accounting guidance, all together equal to approximately $2.6 billion of novated general account reserve liabilities partially offset by approximately $0.9 billion of novated CARVM expense allowance. The Company also recorded an offsetting reduction in its funds withheld liability, ceded policy reserves and ceded CARVM expense allowance, for the removal of this block of novated policies which had previously been ceded under the 2023 Treaty. Additionally, the Company novated separate account invested assets, debit balance transactional and existing IMR and a deferred asset calculated under non-economic accounting guidance equal to approximately $41.6 billion of novated separate account reserve liabilities which had previously been ceded under the MODCO portion of the 2023 Reinsurance Treaty.

Venerable Novation

Effective January 17, 2025, the Company novated certain legacy variable annuity policies sold between 2006-2008, comprised of non-New York “Accumulator” policies containing fixed rate Guaranteed Minimum Income Benefit and/or

Guaranteed Minimum Death Benefit guarantees previously 100% reinsured by Venerable under the combined coinsurance and modified coinsurance basis agreement executed on June 1, 2021.

Under the novation, the Company transferred direct General Account GMxB and payout reserves and CARVM allowance totaling approximately $2.4 billion, completely offset by a reduction in ceded liabilities of the same amount. Additionally, the Company transferred Separate Account assets and liabilities each totaling $3.8 billion, which were previously ceded on a MODCO accounting basis prior to the novation date.

Over the course of the last five years, the Company entered into five reinsurance transactions that have had a significant impact on the Company’s Statutory surplus. These transactions are discussed in greater detail below:

RGA Reinsurance Transaction

On July 31, 2025, the Company, as well as affiliate insurers, EFLOA and EFLA, completed the master transaction agreement with RGA entered into on February 23, 2025 pursuant to which and subject to the terms and conditions set forth in such agreement, RGA entered into reinsurance agreements, as reinsurer, with the Company (“RGA Reinsurance Transaction”), as well as EFLOA and EFLA, as ceding companies, to effect the reinsurance transaction.

At the closing of the transaction, (i) each of the Company and EFLOA entered into a separate coinsurance and modified coinsurance agreement with RGA and (ii) EFLA entered into a coinsurance agreement with RGA, each with an effective date of April 1, 2025, pursuant to which each ceding company ceded to RGA a 75% quota share of such ceding company’s in-force individual life insurance block including the Company’s Closed Block. At the closing of the transaction, assets supporting the general account liabilities relating to the reinsured contracts were deposited into a trust account for the benefit of the Company and a trust account for the benefit of EFLOA and EFLA, which assets will secure RGA’s obligations to each ceding company under the applicable reinsurance agreement. The Company and EFLOA reinsured the applicable separate accounts relating to the applicable reinsured contracts on a modified coinsurance basis. In addition, the investment of assets in each trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The reinsurance agreements also contain additional counterparty risk management and mitigation provisions. The Company will continue to administer the applicable reinsured contracts.

As consideration for the RGA Reinsurance Transaction, at closing date on July 31, 2025, the Company transferred assets of $10.2 billion, primarily representing fixed maturities, mortgage loans and policy loans. Additionally, the Company transferred existing and transactional debit balance (negative) IMR totaling $0.9 billion. The Company recorded $ 13.3 billion of ceded reserves and claim and dividend liabilities, net of ceded deferred and uncollected premiums and ceded CARVM allowance under the agreement. The Company recognized a $2.1 billion pre-tax ceded commission gain from this transaction, $1.7 billion (79%) of which was recorded through surplus (Statements of Changes in Capital and Surplus - Change in surplus as a result of reinsurance) with the remainder recognized through operations immediately (Statements of Summary of Operations – Commissions and expense allowances on reinsurance ceded) as a result of this transaction. Additionally, effective July 31, 2025, $12.1 billion of Separate Account variable life liabilities and an additional $3.5 billion of Closed Block liabilities were ceded under the modified coinsurance portion of the agreement. The Company also recorded a $154 million residual liability due to RGA (Statements of Assets, Liabilities, Surplus and Other Funds - Other liabilities, offset within Statements of Summary of Operations - Other deductions), representing 75% of the deficit of the Closed Block Liabilities over Closed Block Assets as of July 31, 2025. For the year ended December 2025, the Company amortized $55.5 million of the initial gain from this reinsurance deal, from surplus (Statements of Changes in Capital and Surplus) into net gain from operations (Statements of Summary of Operations - Commissions and expense allowances on reinsurance ceded).

Reinsurance Recapture Transactions

Prior to the closing of RGA reinsurance transaction the Company executed a 75% partial recapture of two Life blocks of business that had been previously ceded to EQ AZ. The business was then ceded to RGA on a coinsurance 75% quota share basis as part of the aforementioned RGA Reinsurance Transaction. The recaptured business from EQ AZ consisted of 1) level premium term life insurance policies (excluding return of premium term) issued by the Company on or after March 1, 2003 through December 31, 2008 that had been 90% co-insured with EQ AZ; and 2) 90% quota share of the Company’s risk on the lapse protection benefit contained in its Athena I and II universal life contracts issued on or after June 1, 2003 through June 30, 2007. The Company recorded a $1.4 billion net loss from operations on the recaptured business from EQ AZ during Q3 2025, as the Statutory reserves of $2.2 billion on these blocks were in excess of the fair value of invested assets received from the EQ AZ captive upon recapture.

Prior to the closing of RGA reinsurance transaction the Company executed a 75% partial recapture of the Life block of business that had been previously ceded to EFLOA on a funds withheld reinsurance basis during 2023. The business was then ceded to RGA on a coinsurance basis as part of the aforementioned RGA Reinsurance Transaction. The recaptured business from EFLOA consisted of certain universal life insurance policies issued outside the State of New York prior to October 1, 2022. The Company recorded a $0.8 billion gain from operations on the recaptured life business from EFLOA during Q3 2025. The Company had previously recorded a $1.5 billion loss from operations back in 2023 when the business was initially ceded to EFLOA.

2023 Reinsurance Treaty

On May 17, 2023, the Company entered into a reinsurance agreement (the “Reinsurance Treaty”) with EFLOA, an affiliate of the Company. Effective April 1, 2023. Pursuant to the Reinsurance Treaty, virtually all of the Company’s net retained General Account liabilities, including all of its net retained liabilities relating to the living benefit and death riders related to (i) its variable annuity contracts issued outside the State of New York prior to October 1, 2022 (and with respect to its EQUI-VEST variable annuity contracts issued outside the State of New York prior to February 1, 2023) and (ii) certain universal life insurance policies issued outside the State of New York prior to October 1, 2022, were reinsured to EFLOA on a coinsurance funds withheld basis. In addition, all of the Separate Accounts liabilities relating to such variable annuity contracts were reinsured to EFLOA on a MODCO basis. EFLOA’s obligations under the Reinsurance Treaty are secured through Equitable’s retention of certain assets supporting the reinsured liabilities. In exchange for EFLOA’s agreement to assume these liabilities, the Company incurred to EFLOA a ceding commission equal to approximately $866 million. The NYDFS and the Arizona Department of Insurance and Financial Institutions each approved the Reinsurance Treaty.

As a condition to approving the Reinsurance Treaty, the NYDFS has required that Equitable seek to novate the reinsured contracts on a reasonable best efforts basis either to EFLOA or another affiliate within three years from entering the treaty. Novations of the reinsured contracts are subject to additional regulatory approvals, as well as certain policyholder approvals.

As a result of this transaction, effective April 1, 2023, within its liability page, the Company recorded $14.5 billion of ceded reserves partially offset by the ceding of $2.4 billion of existing CARVM expense allowance (recorded within the Statements of Assets, Liabilities, Surplus and Other Funds - Net Transfers to (from) Separate Accounts due or accrued) and the ceding of existing IMR deferred losses for this transaction of $22.6 million. The Company established a $13.0 billion funds withheld liability (recorded within the Statements of Assets, Liabilities, Surplus and Other Funds – Funds held under coinsurance) and recognized $0.9 billion ceded commission loss from this transaction, which under SAP guidance must be recognized through operations immediately (recorded within the Statements of Summary of Operations - Other income). Additionally, as of April 1, 2023, $94.9 billion of Separate Account variable annuity liabilities were ceded under the modified coinsurance portion of the agreement. As of December 31, 2025, and 2024, $38.8 billion and $98.2 billion, respectively, Separate Account variable annuity liabilities were ceded under MODCO portion of the agreement.

2022 Global Atlantic Reinsurance Transaction

On October 3, 2022, Equitable completed the transactions (the “Global Atlantic Transaction”) contemplated by the previously announced Master Transaction Agreement, dated August 16, 2022, by and between Equitable and First Allmerica Financial Life Insurance Company, a Massachusetts-domiciled insurance company (the “Reinsurer”), a wholly owned subsidiary of Global Atlantic Financial Group.

At the closing of the Global Atlantic Transaction, Equitable and the Reinsurer entered into a Coinsurance and Modified Coinsurance Agreement (the “EQUI-VEST Reinsurance Agreement”), pursuant to which Equitable ceded to the Reinsurer, on a combined coinsurance and modified coinsurance basis, a 50% quota share of approximately 360,000 legacy Group EQUI-VEST deferred variable annuity contracts issued by Equitable between 1980 and 2008, which predominately include Equitable’s highest guaranteed general account crediting rates of 3%, supported by general account assets of approximately $4 billion and $5 billion of separate account value (the “Reinsured Contracts”). At the closing of the Global Atlantic Transaction, Reinsurer deposited assets supporting the general account liabilities relating to the Reinsured Contracts into a trust account for the benefit of Equitable, which assets will secure its obligations to Equitable under the EQUI-VEST Reinsurance Agreement. Commonwealth Annuity and Life Insurance Company, an insurance company domiciled in the Commonwealth of Massachusetts and affiliate of Reinsurer (“Commonwealth”), provided a guarantee of Reinsurer’s payment obligation to Equitable under the EQUI-VEST Reinsurance Agreement.

The Company transferred assets of $2.8 billion, including primarily cash and policy loans as the consideration for the reinsurance transaction. Additionally, the Company ceded $0.2 billion of transactional debit balance IMR to the Reinsurer.

The Company recorded a statutory reserve decrease of approximately $3.9 billion as a result of this transaction, with $0.9 billion of ceded commission recorded through Change in surplus as a result of reinsurance within the Statements of Changes in Capital and Surplus. Additionally, as of December 31, 2025, and 2024, $7.2 billion and $6.9 billion, respectively, of Separate Account liabilities were ceded under a modified coinsurance portion of the agreement.

2021 Swiss Re reinsurance transaction updated on April 1, 2022

Effective October 1, 2021, the Company entered into a coinsurance with funds withheld reinsurance agreement with Swiss Re Life & Health America Inc. (“Swiss Re”). The transaction includes term life insurance policies (“XXX”) business issued between 2009-2020. The Company recorded a $2.1 billion ceded reserve, established a $1.1 billion funds withheld liability (recorded within the Statutory Statements of Assets, Liabilities, Surplus and Other Funds as Funds held under coinsurance) and earned a $0.8 billion post-tax ceded commission which was reported as a $1.0 billion ceded commission through surplus (recorded within the Statutory Statements of Changes in Capital and Surplus as Change in surplus as a result of reinsurance), partially offset by a $0.2 billion deferred tax reported through Other changes to surplus as a result of this transaction. Future reinsurance activity including an experience rating refund for this block of business will increase or decrease the funds withheld liability accordingly. Effective April 1, 2022, the Company expanded its funds withheld reinsurance agreement with Swiss Re, to provide an additional $250 million of term life insurance policies (“XXX”) relief in addition to the $1.0 billion already obtained during Q4 2021. Equitable recorded the post-tax ceded commission for this expansion through Change in surplus as result of reinsurance within the Statutory Statements of Changes in Capital and Surplus. Consistent with the $1.0 billion, Equitable will also pay Swiss Re a 90-basis point risk charge associated with this business. As of December 31, 2025 and 2024, the funds withheld under coinsurance were $0.7 billion and $0.7 billion, respectively.

June 1, 2021 Venerable Transaction

On June 1, 2021, Holdings, completed its previously announced sale (the “Transaction”) of Corporate Solutions Life Reinsurance Company (“CSLR”), an insurance company domiciled in Delaware and affiliate of the Company, to Venerable Insurance and Annuity Company (“VIAC”), an insurance company domiciled in Iowa, and subsidiary of Venerable Holdings, Inc. (“Venerable”).

Immediately following the closing of the sale of CSLR to VIAC on June 1, 2021, CSLR and Equitable, entered into a coinsurance and modified coinsurance agreement, pursuant to which the Company ceded to CSLR, on a combined coinsurance and modified coinsurance basis, legacy variable annuity policies sold by the Company between 2006-2008, comprised of non-New York “Accumulator” policies containing fixed rate GMIB and/or GMDB guarantees. At the closing of the Transaction, CSLR deposited assets supporting the general account liabilities relating to the Block into a trust account for the benefit of the Company, which assets will secure its obligations to the Company under the Reinsurance Agreement. Specifically, the Company transferred assets of $9.5 billion, including fixed maturities and cash, to a collateral trust account as the consideration (initial premium) for the reinsurance transaction. Additionally, the Company ceded $0.5 billion of existing and IMR liabilities to Venerable relating to this block of business. Additionally, as of December 31, 2025 and 2024, $8.2 billion and $12.3 billion, respectively, of Separate Account liabilities were ceded under a MODCO portion of the agreement.

In addition, effective April 1, 2020, the Company reinsured a material portion of its inforce term block. In most cases amounts in excess of $2 million are reinsured.

As of December 31, 2025, and 2024, the Unauthorized Reinsurance liability was $1.5 million in both years.

Equitable cedes almost all of its group life and health business to a third-party insurer. Group insurance reserves ceded to that reinsurer totaled $34.3 million and $38.3 million at December 31, 2025 and 2024, respectively. Equitable also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Equitable also acts as a professional retrocessionaire by assuming life and reinsurance from professional reinsurers. Equitable also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2025 and 2024 were $506.3 million and $553.2 million, respectively.

The Company had no contracts requiring disclosure under paragraphs 79-84 of SSAP No. 61R for the year ended December 31, 2025 and 2024.

Pursuant to the Tenth Amendment to Regulations #20, of the Insurance Division of the New York State Department of Financial Services, any unauthorized assuming insurer that meets the Department’s requirements may qualify as a Certified

Reinsurer. Depending on the financial strength rating granted by the Department, a Certified Reinsurer will be allowed to post less than 100% collateral and still enable the Company to qualify for full reserve credit with respect to reinsurance contracts renewed or entered into on or after January 1, 2011, or the date the reinsurer becomes certified. One of the Company’s reinsurers qualified as a Certified Reinsurer during 2011, as a result of such status the Company was able to receive full reserve credit based upon the collateral the certified reinsurer maintained pursuant to Regulation #20.

18.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

Equitable waives deduction of deferred fractional premiums upon death of the insured and for more recent issues, returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

At December 31, 2025 and December 31, 2024, Equitable had $30,871.2 million and $32,526.6 million, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the NYDFS.

Tabular Interest, Tabular cost and Tabular less Actual Reserve Released have been determined by formula as described in the New York State Insurance Laws, except for Tabular Interest for certain variable and interest sensitive life reserves and for certain annuity reserves, which are derived from the basic data for the calculation of such reserves.

Tabular Interest on funds not involving life or disability contingencies is determined primarily in two ways. For dividend and annuity deposit funds and guaranteed interest contract funding agreements, the tabular interest is the actual interest due per the terms of the underlying contracts. For supplementary contracts, tabular interest is the difference between the reserve of the current year including payments incurred less the reserve of the previous year including income and other increases.

The Athena III with Lapse protection Rider single-life universal life products contain multiple scale secondary guarantees (marketed as “lapse protection riders”). Equitable determines reserves for such secondary guarantees in accordance in NAIC Actuarial Guideline 38.

Under the FABN program, Equitable may issue funding agreements in U.S. dollar or other foreign currencies to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust notes”). The funding agreements have matching interest, maturity and currency payment terms to the applicable Trust notes. The Company hedges the foreign currency exposure of foreign currency denominated funding agreements using cross currency swaps as discussed in Note 6. As of May 2021, the maximum aggregate principal amount of Trust notes permitted to be outstanding at any one time is $10 billion. Funding agreements issued to the Trust, including any foreign currency transaction adjustments are reported within the Statutory Statements of Assets, Liabilities, Surplus and Other Funds as Policy reserves & deposit-type funds. Foreign currency transaction adjustments to deposit-type contracts balances are recognized in unrealized gains/loss. As of December 31, 2025 and December 31, 2024, the Company had $6.6 billion and $5.8 billion, respectively, of FABN.

In May 2023, the Company established a FABCP program. pursuant to which a special purpose limited liability company (the “SPLLC”) may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to the SPLLC are reported within Page 3, Line 3 - Liability for deposit type contracts. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FABCP Program is $3 billion. The Company had $400 million and $75 million outstanding as of December 31, 2025 and December 31, 2024, respectively.

19.	VARIABLE ANNUITY CONTRACTS – GMDB and GMIB

Insurance reserves for all products meet the aggregate statutory requirements under New York Insurance Law and recognize the specific risks related to each product.

Equitable issues certain variable annuity contracts that include one or more of GMDB, GMIB, and GWBL features that guarantee either:

a)	Return of Premium: the benefit is the greater of current account value or premium paid (adjusted for withdrawals);

b)

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

c)	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

d)	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit

e)	Withdrawal: the withdrawal, subject to certain conditions, is guaranteed up to a maximum amount per year for life.

The following table summarizes the variable annuity general account reserves including reserves for guaranteed benefit features as of December 31, 2025 and 2024 (in millions).

	2025	2024
Gross reserves	$15,599.0	$20,560.5
Ceded reserves – Affiliated reinsurers	$(7,612.5)	$(8,773.6)
Ceded reserves – Unaffiliated reinsurers	$(7,212.2)	(9,808.0)

Total ceded reserves	$(14,824.7)	$(18,581.6)

Reserves, net of reinsurance	$774.3	$1,978.9

20.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACTS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2025 were as follows (in millions):

A	INDIVIDUAL ANNUITIES:	General Accounts	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1	Subject to discretionary withdrawal:
(a)	With market value adjustment	$—	$26,762.7	$84.8	$26,847.5	40.1%
(b)	At book value less current surrender charge of 5% or more	121.3	—	—	121.3	0.2%
(c)	At fair value	—	—	33,282.6	33,282.6	49.7%

(d)	Total with market value adjustment or at fair value (total of 1 through 3)	121.3	26,762.7	33,367.4	60,251.4	90.0%
(e)	At book value without adjustment (minimal or no charge or adjustment)	2,767.3	—	—	2,767.3	4.2%
2	Not subject to discretionary withdrawal	3,888.7	—	25.5	3,914.2	5.8%

3	Total (gross: direct + assumed)	$6,777.3	$26,762.7	$33,392.9	$66,932.9	100.0%

4	Reinsurance ceded	5,224.9	—	—	5,224.9

5	Total (net)* (3) - (4)	$1,552.4	$26,762.7	$33,392.9	$61,708.0

6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

	* Reconciliation of total annuity actuarial reserves and deposit funds liabilities.

B	GROUP ANNUITIES:	General Accounts	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1	Subject to discretionary withdrawal:
(a)	With market value adjustment	$26.8	$436.9	$253.9	$717.6	1.1%
(b)	At book value less current surrender charge of 5% or more	301.4	—	—	301.4	0.5%
(c)	At fair value	—	—	50,280.3	50,280.3	74.8%

(d)	Total with market value adjustment or at fair value (total of 1 through 3)	328.2	436.9	50,534.2	51,299.3	76.4%
(e)	At book value without adjustment (minimal or no charge or adjustment)	7,273.2	—	—	7,273.2	10.8%
2	Not subject to discretionary withdrawal	8,497.7	—	116.2	8,613.9	12.8%

3	Total (gross: direct + assumed)	$16,099.1	$436.9	$50,650.4	$67,186.4	100.0%

4	Reinsurance ceded	11,158.1	—	—	11,158.1

5	Total (net) (3) - (4)	$4,941.0	$436.9	$50,650.4	$56,028.3

6	Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

C	DEPOSIT-TYPE CONTRACTS (no life contingencies):	General Accounts	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
1	Subject to discretionary withdrawal:
(a)	With market value adjustment	$—	$—	$—	$—	—%
(b)	At book value less current surrender charge of 5% or more	30.8	—	—	30.8	0.2%
(c)	At fair value	—	—	—	—	—%

(d)	Total with market value adjustment or at fair value (total of 1 through 3)	30.8	—	—	30.8	0.2%
(e)	At book value without adjustment (minimal or no charge or adjustment)	352.4	—	—	352.4	2.5%
2	Not subject to discretionary withdrawal	13,789.6	—	—	13,789.6	97.3%

3	Total (gross: direct + assumed)	$14,172.8	$—	$—	$14,172.8	100.0%

4	Reinsurance ceded	7.5	—	—	7.5

5	Total (net) (3) - (4)	$14,165.3	$—	$—	$14,165.3

6	Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

D.	Life and Accident & Health Annual Statement:				Total
(1)	Exhibit 5, Annuities, Total (net)				$6,161.0
(1a)	Exhibit 5, Misc. ALM Reserve, Total (net)				$40.0
(2)	Exhibit 5, Supplementary Contracts With Life Contingencies, Total (net)				$292.4

C	DEPOSIT-TYPE CONTRACTS (no life contingencies):	General Accounts	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
(3)	Exhibit 7, Deposit-Type Contracts, Line 14, Column 1				$14,165.2

(4)	Subtotal				$20,658.6
	Separate Accounts Annual Statement:
(6)	Exhibit 3, Line 0299999, Column 2				$111,218.3
(6)	Exhibit 3, Line 0399999, Column 2				$24.7
(7)	Policyholder dividend and coupon accumulations				$—
(8)	Policyholder premiums				$—
(9)	Guaranteed interest contracts				$—
(10)	Other contract deposit funds				—
(11)	Subtotal				$111,243.0

(12)	Combined Total				$131,901.6

21.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life actuarial reserves as of December 31, 2025 were as follows (in millions):

	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or Policy Loans;
a. Term Policies with Cash Value	$31.2	$31.2	$84.4

b. Universal Life	184.0	166.4	180.3

c. Universal Life with Secondary Guarantees	2,268.6	2,161.8	2,334.3

d. Indexed Universal Life	—	—	—

e. Indexed Universal Life with Secondary Guarantees	838.8	743.6	761.9

f. Indexed Life	—	—	—

g. Other Permanent Cash Value Life Insurance	7,362.9	7,324.5	7,486.8

h. Variable Life	48.5	48.5	160.0

i. Variable Universal Life	3,881.0	3,878.9	3,889.9

j. Miscellaneous Reserves	—	—	99.2

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	XXX	XXX	2,806.3

b. Accidental Death Benefits	XXX	XXX	3.9

c. Disability – Active Lives	XXX	XXX	51.1

d. Disability – Disabled Lives	XXX	XXX	164.6

e. Miscellaneous Reserves	XXX	XXX	6,608.4

(3) Total (gross: direct + assumed)	$14,615.0	$14,354.9	$24,631.1

(4) Reinsurance Ceded	7,440.4	7,440.4	16,913.7

(5) Total (net) (3) - (4)	$7,174.6	$6,914.5	$7,717.4

	Account Value	Cash Value	Reserve
B. Separate Account with Guarantees:
(1) Subject to discretionary withdrawal, surrender values, or Policy Loans;	—	—	$—
a. Term Policies with Cash Value	—	—	—

b. Universal Life	—	—	—

c. Universal Life with Secondary Guarantees	—	—	—

d. Indexed Universal Life	—	—	—

e. Indexed Universal Life with Secondary Guarantees	—	—	—

f. Indexed Life	—	—	—

g. Other Permanent Cash Value Life Insurance	—	—	—

h. Variable Life	—	—	—

i. Variable Universal Life	316.9	307.9	318.8

j. Miscellaneous Reserves	—	—	—

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	XXX	XXX	—

b. Accidental Death Benefits	XXX	XXX	—

c. Disability – Active Lives	XXX	XXX	—

d. Disability – Disabled Lives	XXX	XXX	—

e. Miscellaneous Reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	$316.9	$307.9	$318.8

(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$316.9	$307.9	$318.8

	Account Value	Cash Value	Reserve
C. Separate Account with Non-guaranteed:
(1) Subject to discretionary withdrawal, surrender values, or Policy Loans;
a. Term Policies with Cash Value	—	—	—

b. Universal Life	—	—	—

c. Universal Life with Secondary Guarantees	—	—	—

d. Indexed Universal Life	—	—	—

e. Indexed Universal Life with Secondary Guarantees	—	—	—

f. Indexed Life	—	—	—

g. Other Permanent Cash Value Life Insurance	—	—	—

h. Variable Life	884.1	884.1	884.1

i. Variable Universal Life	$16,374.7	$16,264.1	$16,297.2

j. Miscellaneous Reserves	—	—	—

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	XXX	XXX	—

b. Accidental Death Benefits	XXX	XXX	—

c. Disability — Active Lives	XXX	XXX	—

d. Disability — Disabled Lives	XXX	XXX	—

e. Miscellaneous Reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	$17,258.8	$17,148.2	$17,181.3

(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$17,258.8	$17,148.2	$17,181.3

D. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)	$6,770.5

(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	2.2

(3) Exhibit 5, Disability — Active Lives Section, Total (net)	13.3

(4) Exhibit 5, Disability — Disabled Lives Section, Total (net)	49.2

(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	882.1

(6) Subtotal	$7,717.3

Separate Accounts Annual Statement
(7) Exhibit 3, Line 0199999, Column 2	$17,500.1

(8) Exhibit 3, Line 0499999, Column 2	—

(9) Exhibit 3, Line 0599999, Column 2	—

(10) Subtotal (Lines (7) through (9))	17,500.1

(11) Combined Total ((6) and (10))	$25,217.4

22.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 and 2024 were as follows (in millions):

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Type:
Ordinary new business	2.3	2.1	2.7	2.5
Ordinary renewal	48.0	54.1	(168.3)	(161.9)
Group Life	0.1	0.1	0.1	0.1
Group Annuity	(10.4)	(10.4)	347.3	347.3

Total	$40.0	$45.9	$181.8	$188.0

23.	SEPARATE ACCOUNTS

Separate Account Activity

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

•	Variable Life

•	Variable Annuity

•	Modified Guaranteed Annuity

In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of Variable Life, Variable Annuity, and Modified Guaranteed Annuity are supported by New York State Statute Section 4240.

In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

As of December 31, 2025 and 2024 the Company’s Separate Account statement included legally insulated assets of $102,310.1 million and $126,977.8 million, respectively. The assets legally insulated and non-insulated from the General Account as of December 31, 2025 are attributed to the following products/transactions (in millions):

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Total
Modified Guaranteed Annuity	$538.4	$395.9	$934.3
Variable Annuity	$84,422.1	$28,121.0	$112,543.1
Variable Life	$17,349.6	$323.6	$17,673.2

Total	$102,310.1	$28,840.5	$131,150.6

In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.)

Some of the Separate Account products we offer with guarantees from the General Account do not have explicit charges broken out from other M & E charges. For products with explicit charges for guarantees from the General Account, the Separate Account has paid risk charges of $592.9 million and $768.4 million for the years ended December 31, 2025 and 2024, respectively. Prior to 2024, the Separate Account paid risk charges of $765.6 million, $796.2 million and $941.1 million for years ended December 31, 2023, 2022 and 2021, respectively.

For the years ended December 31, 2025, 2024 and 2023, the General Account of the Company paid $657.3 million, $685.3 million and $1,138.1 million, respectively towards Separate Account guarantees.

The Company engages in securities lending transactions within the separate account. In accordance with such transactions conducted from the separate account, the Company follows the same policies and procedures as the general account:

As of December 31, 2025 and 2024, in accordance with securities lending transactions, the Company loaned securities are attributed to the following products/transactions (in millions):

Product/Transaction	12/31/2025	12/31/2024
Variable Annuities	$131.9	$57.9
Variable Life	$6.1	$1.7
Total	$138.0	$59.6

Pursuant to the policies and procedures, the Company is required to obtain approval and/or otherwise notify the contract holders that assets backing their investments may be loaned in securities lending transactions.

As of December 31, 2025, in accordance with securities lending transactions, the Company non-cash securities are attributed to the following products/transactions (in millions):

Product/Transaction	12/31/2025	12/31/2024
Variable Annuities	$348.1	$—
Variable Life	$5.2	$—
Total	$353.3	$—

Fair Value of Assets Transferred as a Sale for Cash - NONE

Fair Value of Assets Transferred Not Reflected as a Sale for Cash - NONE

General Nature and Characteristics of Separate Account Business:

The Company has established various Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets in each of these Separate Accounts are invested in shares of designated portfolios of various insurance trusts (the “Trusts”). Investments made in shares of the Trusts are valued at the net asset value per share of the respective portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the portfolios.

The Company also maintains various Separate Accounts to support pension programs for single and pooled institutional clients. The net asset value is determined by using the net fair value of the underlying assets of the Separate Account portfolios. Additionally there are certain separate asset accounts carried at amortized costs, which support our index options on variable products and other retirement programs.

Information regarding the Separate Accounts of the Company is as follows (in millions):

Separate Accounts with Guarantees

	Indexed	Nonindexed Guar Less than/ equal to 4%	Nonindexed Guar More than 4%	Nonguaranteed Separate Account	Total
(1) Premiums, considerations or deposits for year ended 12/31/2025	$3,070.9	$—	$—	$5,152.7	$8,223.6

RESERVES AT 12/31/2025
(2) For accounts with assets at:
a. Market value	$699.7	$—	$—	$101,224.6	$101,924.3
b. Amortized cost	26,818.8	—	—	—	$26,818.8

c. Total reserves	$27,518.5	$—	$—	$101,224.6	$128,743.1

(3) By Withdrawal Characteristics:
a. Subject to Discretionary Withdrawal 1. With MV adjustment	$27,518.5	$—	$—	$338.6	$27,857.1
2. At Book Value without MV adj & with current Surrender charge of 5% or more.	—	—	—	—	—
3. At Fair value	—	—	—	100,744.2	100,744.2
4. At Book Value without MV adj & with current Surrender charge less than of 5%	—	—	—	—	—

5. Subtotal	$27,518.5	$—	$—	$101,082.8	$128,601.3
b. Not Subject to Discretionary Withdrawal	—	—	—	141.8	141.8

c. Total	$27,518.5	$—	$—	$101,224.6	$128,743.1

Reconciliation of Net Transfers To (From) Separate Accounts (in millions):

1. Transfers as reported in the Summary of Operations of the Separate Accounts Statement:	2025
a. Transfers to Separate Accounts	$8,226.0
b. Transfers from Separate Accounts	17,909.8

c. Net transfers to (from) Separate Accounts (a)-(b)	$(9,683.8)
2. Reconciling Adjustments - Internal Reinsurance CARVM	(1,223.3)

3. Transfers as Reported in the Summary of Operations of the Life, Accident & Health Annual Statement 1(c)+2	$(10,907.1)

24.	UNPAID CLAIMS AND CLAIM EXPENSES

The liability for unpaid claims and claim expenses as of December 31, 2025 and 2024 is as follows (in millions):

Liability for Unpaid Claims and Claim Expenses

	2025	2024
Gross Balance at January 1	$28.2	$25.1
Less Reinsurance	8.7	8.3

Net Balance at January 1	$19.5	$16.8

Incurred Claims (net) Related to
Current Year	$37.8	$36.9

	2025	2024
Prior Year	(7.9)	(4.1)

Total Incurred	$29.9	$32.8

Paid Claims (net) Related to
Current Year	$23.6	$22.6
Prior Year	6.5	7.4

Total Paid	$30.1	$30.0

Net Balance at December 31	$19.3	$19.5
Add Reinsurance	7.9	8.7

Gross Balance at December 31	$27.2	$28.2

The incurred claims attributable to insured or covered events of prior years were favorable to reserve levels by $7.9 million in 2025, primarily attributable to the favorable claim experience in relation to the reserve assumptions. The incurred claims attributable to insured or covered events of prior years were favorable to reserve levels by $4.1 million in 2024, primarily attributable to the favorable claim experience in relation to the reserve assumptions. There was no change to the liability associated with estimated anticipated salvage and subrogation.

25.	SUBSEQUENT EVENTS

The Company is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), Mountain Holding, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Corebridge (“HoldCo”), Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Equitable Merger Sub”), and Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Corebridge Merger Sub”).

Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses by: (a) Corebridge Merger Sub merging with and into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of HoldCo (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging with and into Equitable, with Equitable surviving such merger as a wholly-owned subsidiary of HoldCo (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers (the “Closing”), changing the name of HoldCo to “Equitable Holdings, Inc.”

The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement have been unanimously approved by the boards of directors of both companies. The transaction is expected to close by year-end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.

Events and transactions subsequent to the balance sheet date have been evaluated by management, for purpose of recognition or disclosure in these financial statements, through their date of issue on April 7, 2026.